UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERUS N.V.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Merus N.V.

PROXY

STATEMENT

Annual General Meeting

of Shareholders

June 30, 2020

2:00 p.m. (Central European Summer Time)

MERUS N.V.

YALELAAN 62

3584 CM UTRECHT

THE NETHERLANDS

May [    ], 2020

To Our Shareholders:

You are cordially invited to attend the 2020 Annual General Meeting of Shareholders of Merus N.V. at 2:00 p.m. Central European Summer Time, on Tuesday, June 30, 2020, at the offices of NautaDutilh N.V. (Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands). Recently, new rules have been enacted in the Netherlands in response to the public health impact of the COVID-19 pandemic caused by the novel coronavirus, which allow us, among other matters, to call for a virtual meeting without physical attendance by shareholders. Depending on the number of shareholders who register to attend the meeting in person, we might make use of the flexibility provided thereunder to switch to a virtual meeting, held solely by means of remote communication in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. We can make that decision up to 48 hours before the meeting starts. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available at https://ir.merus.nl/news-releases, which will be filed as additional proxy soliciting material with the United States Securities and Exchange Commission. We will also publish that press release in a Dutch newspaper with national distribution, as required by Dutch law.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual General Meeting. If you would like to attend the Annual General Meeting, you must inform the Company by e-mail (addressed to A.Noordzij@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands) no later than 5:00 p.m. Central European Summer Time on June 29, 2020 to have your name placed on the attendance list. Please see the section called “Who Can Attend the Annual General Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual General Meeting, it is important that your shares be represented and voted at the Annual General Meeting. Therefore, I urge you to promptly submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which will require no postage if mailed in the United States, or by email (addressed to A.Noordzij@merus.nl). Further instructions will be contained on the proxy card. If you decide to attend the Annual General Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Sven (Bill) Ante Lundberg, M.D.

President, Chief Executive Officer and Principal Financial Officer

Cautionary Note Regarding Forward-Looking Statements

Notice of Annual General Meeting of Shareholders

Proxy Statement	1
Proposals	2
Recommendations of the Board	2
Information About This Proxy Statement	2

Questions and Answers About the Annual General Meeting	4

Proposals to be Voted On	8
Voting Proposal 1: Adoption of Dutch Statutory Annual Accounts for the Financial Year 2019	8
Voting Proposal 2: Appointment of the External Auditor for the Financial Year 2020 for Purposes of Dutch Law	9
Voting Proposal 3: Release of Each Member of our Board of Directors from Liability for the Exercise of Their Duties	10
Voting Proposal 4: Re-appointment of Mark Iwicki as Non-Executive Director	11
Voting Proposal 5: Re-appointment of Gregory D. Perry as Non-Executive Director	12
Voting Proposal 6: Appointment of Paolo Pucci as Non-Executive Director	13
Voting Proposal 7: Approval of Removal of the Pre-Defined Exercise Windows Applicable to Options Granted Under the Company’s 2010 Employee Option Plan	18
Voting Proposal 8: Granting Authorization to Acquire Shares in the Company’s Capital	19
Voting Proposal 9: Approval of Removal of the Limit on the Number of Shares Awarded for the Initial and Annual Awards under the Company’s Non-Executive Director Compensation Program	20

Executive Officers	23

Corporate Governance	25
General	25
Board Composition	25
Director Independence	25
Director Candidates	26
Communications from Shareholders	27
Board Leadership Structure and Role in Risk Oversight	27
Annual Board Evaluation	28
Code of Business Conduct and Ethics	28
Attendance by Members of the board of directors at Meetings	28

Committees of the Board	29
Audit Committee	29
Compensation Committee	31
Nomination and Corporate Governance Committee	32

Executive and Director Compensation	34
Executive Compensation	34
2019 Summary Compensation Table	34
Narrative Disclosure to Compensation Table	35
Outstanding Equity Awards at 2019 Financial Year-End	39

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements. All statements other than statements of historical facts contained in this Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. All statements other than statements of historical fact contained in this Proxy Statement.

The forward-looking statements are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Proxy Statement and are subject to a number of known and unknown risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) on March 16, 2020 (as amended, the “Annual Report on Form 10-K”), under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Annual Report on Form 10-K.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. We intend the forward-looking statements contained in this Proxy Statement to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Notice of Annual General Meeting of Shareholders

To Be Held Tuesday, June 30, 2020

Merus N.V.

Yalelaan 62

3584 CM Utrecht

The Netherlands

The Annual General Meeting of Shareholders (the “Annual General Meeting”) of Merus N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (the “Company”), will be held at 2:00 p.m. Central European Summer Time on Tuesday, June 30, 2020, at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands). Recently, new rules have been enacted in the Netherlands in response to the public health impact of the COVID-19 pandemic caused by the novel coronavirus, which allow the Company, among other matters, to call for a virtual meeting without physical attendance by shareholders. Depending on the number of shareholders who register to attend the Annual General Meeting in person, the Company might make use of the flexibility provided thereunder to switch to a virtual meeting, held solely by means of remote communication in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. The Company’s board of directors can make that decision up to 48 hours before the meeting starts. If the Company takes this step, it will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at https://ir.merus.nl/news-releases, which will be filed as additional proxy soliciting material with the United States Securities and Exchange Commission. The Company will also publish that press release in a Dutch newspaper with national distribution, as required by Dutch law.

The agenda for the Annual General Meeting is as follows:

1.	Opening

2.	Discussion of the Dutch statutory annual report over the financial year 2019 (discussion item)

3.	Adoption of the Dutch statutory annual accounts over the financial year 2019 (voting item)

4.	Explanation of the dividend and reservation policy (discussion item)

5.	Appointment of the external auditor for the financial year 2020 for purposes of Dutch law (voting item)

6.	Release of the Company’s directors from liability for the exercise of their duties during the financial year 2019 (voting item)

7.	Re-appointment of Mark Iwicki as non-executive director (voting item)

8.	Re-appointment of Gregory D. Perry as non-executive director (voting item)

9.	Appointment of Paolo Pucci as non-executive director (voting item)

10.

Approval of the amendment of the terms applicable to options granted under the Company’s 2010 employee option plan to remove the pre-defined windows during which such options may be exercised (voting item)

11.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital (voting item)

12.	Approval of the amendment of the Company’s Non-Executive Director Compensation Program (“NED Program”) to remove the limit on the number of shares that may be awarded to a non-executive director for initial and annual awards under the NED Program. The number of shares subject to such awards will continue to be determined by the grant date fair value set forth in the NED Program (voting item)

13.	Closing

No business shall be voted on at the Annual General Meeting, except such items as included in the above-mentioned agenda.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is June 2, 2020 (the “Record Date”). No record date applies in respect of preferred shares in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”).

Persons with Meeting Rights who wish to attend the Annual General Meeting, in person or represented by proxy, must notify the Company of their identity and intention to attend the Annual General Meeting by e-mail (addressed to A.Noordzij@merus.nl) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands). This notice must be received by the Company no later than on 17:00 (5:00) p.m. Central European Summer Time on June 29, 2020 (the “Cut-off Time”). Persons with Meeting Rights who have not complied with this requirement may be refused entry to the Annual General Meeting. Persons with Meeting Rights may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders who wish to attend the Annual General Meeting should present a copy of their proxy upon entry to the Annual General Meeting, failing which the proxyholder concerned may be refused entry to the Annual General Meeting. A proxy form for this purpose can be downloaded from the Company’s website (http://www.merus.nl).

It is important that your shares be represented regardless of the number of shares you may hold. We urge you to vote your shares or to submit your proxy. Proxies may be submitted prior to the Cut-off Time via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope or emailing the signed and dated proxy card to A.Noordzij@merus.nl. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the board of directors

Anne Noordzij

Company Secretary

Utrecht, the Netherlands

May [    ], 2020

Proxy Statement

MERUS N.V.

YALELAAN 62

3584 CM UTRECHT

THE NETHERLANDS

This proxy statement is furnished in connection with the solicitation by the board of directors of Merus N.V. of proxies to be voted at our Annual General Meeting of Shareholders to be held on Tuesday, June 30, 2020 (the “Annual General Meeting”), at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands), at 2:00 p.m. Central European Summer Time. Recently, new rules have been enacted in the Netherlands in response to the public health impact of the COVID-19 pandemic caused by the novel coronavirus, which allow us, among other matters, to call for a virtual meeting without physical attendance by shareholders. Depending on the number of shareholders who register to attend the meeting in person, we might make use of the flexibility provided thereunder to switch to a virtual meeting, held solely by means of remote communication in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. We can make that decision up to 48 hours before the meeting starts. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available at https://ir.merus.nl/news-releases, which will be filed as additional proxy soliciting material with the United States Securities and Exchange Commission (“SEC”). We will also publish that press release in a Dutch newspaper with national distribution, as required by Dutch law.

The record date for the Annual General Meeting in respect of common shares in the capital of the Company is June 2, 2020 (the “Record Date”). No record date applies in respect of preferred shares (if any are issued) in the capital of the Company. Those who are (i) holders of common shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to common shares in the Company’s capital, on the Record Date and (ii) holders of preferred shares in the capital of the Company, or who otherwise have voting rights and/or meeting rights with respect to preferred shares in the Company’s capital on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent, may attend and, if relevant, vote at the Annual General Meeting (the “Persons with Meeting Rights”). As of June 2, 2020, there were [            ] common shares and no preferred shares outstanding. Each common share and each preferred share (if any are issued) is entitled to one vote on any matter presented at the Annual General Meeting as a voting item.

This proxy statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 (as amended, the “Annual Report on Form 10-K”) will be mailed on or about June 4, 2020 to our shareholders of record as of the close of business on the Record Date.

Our principal executive offices are located at Yalelaan 62, 3584 CM Utrecht, the Netherlands. In this proxy statement, “Merus”, “Company”, “we”, “us”, and “our” refer to Merus N.V.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 30, 2020

This Proxy Statement and the Annual Report on Form 10-K are available at http://www.proxyvote.com/

PROPOSALS

At the Annual General Meeting, each of the following proposals (the “Proposals”) will be on the agenda as a voting item:

1.	Adoption of the Dutch statutory annual accounts over the financial year 2019

2.	Appointment of the external auditor for the financial year 2020 for purposes of Dutch law

3.	Release of each member of our board of directors from liability for the exercise of their duties during the financial year 2019

4.	Re-appointment of Mark Iwicki as non-executive director

5.	Re-appointment of Gregory D. Perry as non-executive director

6.	Appointment of Paolo Pucci as non-executive director

7.	Approval of the amendment of the terms applicable to options granted under the Company’s 2010 employee option plan to remove the pre-defined windows during which such options may be exercised

8.	Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

9.

Approval of the amendment of the Company’s Non-Executive Director Compensation Program (“NED Program”) to remove the limit on the number of shares that may be awarded to a non-executive director for initial and annual awards under the NED Program. The number of shares subject to such awards will continue to be determined by the grant date fair value set forth in the NED Program

No business shall be voted on at the Annual General Meeting, except for the Proposals.

RECOMMENDATIONS OF THE BOARD

The board of directors recommends that you vote your shares FOR all Proposals. If you properly submit your proxy your common shares will be voted on your behalf as you direct. If not otherwise specified, the common shares represented by the proxies received prior to 17:00 (5:00) p.m. Central European Summer Time on June 29, 2020 will be voted FOR all Proposals.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You have received these proxy materials because Merus’ board of directors is soliciting your proxy to vote your shares at the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Proxy Card. Instructions regarding how you can vote are contained on the proxy card included with these materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another shareholder and wish to receive only one copy of proxy materials in future for your household, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

Questions and Answers about the Annual General Meeting

WHO IS ENTITLED TO VOTE AT THE ANNUAL GENERAL MEETING?

The Record Date for the Annual General Meeting is June 2, 2020. Persons with Meeting Rights (i.e., (i) holders of common shares or who otherwise have voting rights and/or meeting rights with respect to common shares on the Record Date and (ii) holders of preferred shares (if any are issued) or who otherwise have voting rights and/or meeting rights with respect to preferred shares on the date of the Annual General Meeting, in each case provided that they are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent) may attend and, if relevant, vote at the Annual General Meeting. Each outstanding common share and each outstanding preferred share (if any are issued) is entitled to one vote on all matters presented at the Annual General Meeting as voting items. At the close of business on June 2, 2020, there were [            ] common shares and no preferred shares outstanding.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual General Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL GENERAL MEETING?

A quorum must be present at the Annual General Meeting for any voting item to be voted on. At the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHO CAN ATTEND THE ANNUAL GENERAL MEETING?

You may attend the Annual General Meeting if you are a Person with Meeting Rights (see above under “Who is entitled to vote at the Annual General Meeting”), or if you hold a valid proxy from a Person with Meeting Rights for the Annual General Meeting. If you would like to attend the Annual General Meeting, in person or represented by proxy, you must notify the Company by e-mail (addressed to A.Noordzij@merus.nl ) or in writing (addressed to Merus N.V., c/o Company Secretary, Yalelaan 62, 3584 CM Utrecht, the Netherlands) of your identity and intention to attend the Annual General Meeting. This notice must be received by the Company no later than on 17:00 (5:00) p.m. Central European Summer Time on June 29, 2020 (the “Cut-off Time”). If you do not comply with this requirement, you may be refused entry to the Annual General Meeting. Proxyholders who wish to attend the Annual General Meeting should also present a copy of their proxy upon entry to the Annual General Meeting,

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

failing which the proxyholder concerned may be refused entry to the Annual General Meeting. In order to be admitted into the Annual General Meeting, you may be asked to present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you may also be required to present proof of beneficial ownership of our common shares on the Record Date, such as a bank or brokerage statement or a letter from your bank or broker showing that you owned our common shares at the close of business on the Record Date.

Depending on the number of shareholders who register to attend the meeting in person, we might switch to a virtual meeting, held solely by means of remote communication in order to protect the health and safety of our shareholders, our directors and others involved in the meeting. We can make that decision up to 48 hours before the meeting starts. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by us and available at https://ir.merus.nl/news-releases, which will be filed as additional proxy soliciting material with the SEC. We will also publish that press release in a Dutch newspaper with national distribution, as required by Dutch law.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL GENERAL MEETING?

If the requisite quorum (see above under “How many shares must be present to hold the Annual General Meeting”) is not present, then the Annual General Meeting cannot validly pass any of the voting items on the agenda for the Annual General Meeting and a new meeting shall be convened in accordance with applicable law.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

It means that your common shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders submit their proxy, even if they plan to attend the Annual General Meeting and vote in person. There are four ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card; or

•	by Email—You can vote by email by signing, dating and emailing the proxy card to A.Noordzij@merus.nl.

Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.

Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

held in street name and you would like to vote your shares in person at the Annual General Meeting, you should contact your bank or broker to obtain a legal proxy, bring it to the Annual General Meeting in order to vote and notify the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

You may revoke your submitted proxy and change your vote prior to the Cut-off Time:

•	by submitting a duly executed proxy bearing a later date; or

•	by granting a subsequent proxy through the Internet or telephone.

Your most recent proxy card or telephone or Internet proxy is the one that will be counted. You may also attend the Annual General Meeting in person and revoke your proxy at the meeting or grant a separate proxy in writing to a representative who may attend the Annual General Meeting in person and revoke your prior proxy at the meeting on your behalf.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual General Meeting by obtaining a legal proxy from your bank or broker, bringing your legal proxy to the Annual General Meeting in order to vote and notifying the Company in writing of your identity and intention to attend the Annual General Meeting (see above under “Who can attend the Annual General Meeting?”).

WHO WILL COUNT THE VOTES?

Broadridge Financial Solutions, Inc. will tabulate the votes submitted by proxy prior to the Cut-Off Time as described in this proxy statement. This tabulation will be provided to the Company. Votes cast at the Annual General Meeting by Persons with Meeting Rights attending in person shall be tabulated by a civil law notary of NautaDutilh N.V. (or a substitute).

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the board of directors. The board of directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL GENERAL MEETING?

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the meeting included on page 2 of this proxy statement.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON?

Other than the proposals to re-appoint Mark Iwicki and Gregory D. Perry and to appoint Paolo Pucci as non-executive directors and the proposal to approve the removal of the pre-defined windows during which options granted under the 2010 Plan may be exercised, each voting item on the agenda for the Annual General Meeting

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

requires the affirmative vote of a simple majority of the valid votes cast. The proposals to re-appoint Mark Iwicki and Gregory D. Perry and to appoint Paolo Pucci as non-executive directors are based on a binding nomination proposed by the board of directors. The proposed candidate specified in a binding nomination shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least a two-thirds majority of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. The proposal to approve the removal of the pre-defined windows during which options granted under the 2010 Plan may be exercised requires the affirmative vote of at least two-thirds of the votes cast and provided that at least two-thirds of the Company’s issued share capital is present or represented at the Annual General Meeting.

Also, at the Annual General Meeting at least one-third of the Company’s issued and outstanding shares must be represented in order to constitute a quorum.

WHAT IS AN ABSTENTION AND HOW WILL ABSTENTIONS BE TREATED?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions have no effect on the proposals.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares, in which case your shares will count for purposes of determining whether a quorum is present. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the appointment of directors. Broker non-votes have no effect on the proposals and do not count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL GENERAL MEETING?

We plan to announce whether the proposals have passed with the requisite majority at the Annual General Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual General Meeting.

PROPOSAL 1 – ADOPTION OF DUTCH STATUTORY ANNUAL ACCOUNTS FOR THE FINANCIAL YEAR ENDED DECEMBER 31, 2019

PROPOSALS TO BE VOTED ON

PROPOSAL 1

Adoption of Dutch statutory annual accounts for the financial year 2019

The Annual General Meeting, as required under Dutch law, will be asked to adopt our Dutch statutory annual accounts for the financial year 2019, which are comprised of our company annual accounts and consolidated annual accounts. This approval also extends to the approval of the use of the English language for the line items in our Dutch statutory annual accounts and the preparation of our annual reports (for this and other financial years).

Our Dutch statutory consolidated annual accounts were prepared in accordance with International Financial Reporting Standards and are different from the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 that were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and filed with the SEC. The Dutch statutory annual accounts contain some disclosures that are not required under U.S. GAAP and not contained in our Annual Report on Form 10-K.

A copy of our Dutch statutory annual accounts over the financial year 2019 is included in our Dutch statutory annual report over the financial year 2019, which will be made available on our website at http://www.merus.nl and at our offices located at Yalelaan 62, 3584 CM Utrecht, the Netherlands.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the adoption of our Dutch statutory annual accounts for the financial year 2019.

PROPOSAL 2 – APPOINTMENT OF THE EXTERNAL AUDITOR FOR THE FINANCIAL YEAR 2020 FOR PURPOSES OF DUTCH LAW

PROPOSAL 2

Appointment of the external auditor for the financial year 2020 for purposes of Dutch law

Pursuant to Dutch law, our general meeting of shareholders is authorized to appoint an auditor to audit our Dutch annual report, including our statutory annual accounts. Upon the recommendation of the audit committee of our board of directors, our board of directors proposes to appoint and instruct KPMG Accountants N.V. to serve as our external auditor who will audit our Dutch annual report and Dutch statutory annual accounts to be prepared in accordance with Dutch law for the financial year 2020.

A representative of KPMG Accountants N.V. is expected to attend the Annual General Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR appointment of KPMG Accountants N.V. as the external auditor for the financial year 2020 for purposes of Dutch law.

PROPOSAL 3 – RELEASE OF EACH MEMBER OF OUR BOARD OF DIRECTORS FROM LIABILITY FOR THE EXERCISE OF THEIR DUTIES

PROPOSAL 3

Release of each member of our board of directors from liability for the exercise of their duties

As is customary for companies organized under Dutch law, the Annual General Meeting will be asked to release each member of our board of directors in office during the financial year 2019 from liability with respect to the exercise of their respective duties during that year.

The scope of this release from liability extends to the exercise of the respective duties of our board members insofar as these are reflected in our Dutch statutory annual report over financial year 2019, our Dutch statutory annual accounts over the financial year 2019 or in our other public disclosures.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the release of each member of our board of directors from liability for the exercise of their duties during the financial year 2019.

PROPOSAL 4 – RE-APPOINTMENT OF MARK IWICKI AS NON-EXECUTIVE DIRECTOR

PROPOSAL 4

Re-appointment of Mark Iwicki as non-executive director

The board of directors has made a binding nomination to re-appoint Mark Iwicki as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2024.

Mark Iwicki, age 53, has served as a non-executive director of our board of directors since June 2015. From June 2015 until July 2018, Mr. Iwicki served as the Chairman of our board of directors. Mr. Iwicki is the chief executive officer and chairman of the board of directors of Kala Pharmaceuticals, Inc. and serves as a member of the boards of directors of Aimmune Therapeutics, Inc., Nimbus Therapeutics, Oxeia Biopharmaceuticals and Akero Therapeutics, Inc. In addition, Mr. Iwicki has served on the board of the Wellesley Youth Hockey Association. Mr. Iwicki served as president and chief executive officer and a member of the board of directors of Civitas Therapeutics, Inc. from January 2014 until its acquisition by Acorda Therapeutics, Inc. in October 2014. From December 2012 to January 2014, Mr. Iwicki served as president and chief executive officer and director at Blend Therapeutics, Inc. From 2007 to June 2012, Mr. Iwicki was president and chief executive officer and director of Sunovion Pharmaceuticals, Inc., formerly Sepracor, Inc. Mr. Iwicki holds an M.B.A. from Loyola University. We believe that Mr. Iwicki is qualified to serve on our board of directors due to his leadership, commercial and business experience in the biotechnology industry and breadth and knowledge about our business.

If you submit a proxy prior to the Cut-off Time but do not indicate any voting instructions, the persons named as proxies will vote the common shares to which such proxy relates for the appointment of Mr. Iwicki as non-executive director.

VOTE REQUIRED

The proposal to re-appoint Mr. Iwicki as non-executive director is based on a binding nomination proposed by the board of directors. Consequently, Mr. Iwicki shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the re-appointment of Mark Iwicki as non-executive director.

PROPOSAL 5 – RE-APPOINTMENT OF GREGORY D. PERRY AS NON-EXECUTIVE DIRECTOR

PROPOSAL 5

Re-appointment of Gregory D. Perry as non-executive director

The board of directors has made a binding nomination to re-appoint Gregory D. Perry as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2024.

Gregory D. Perry, age 59, has served as a non-executive director of our board of directors since May 2016 and Vice Chairman of our board of directors since August 2018. Mr. Perry has served as the Chief Financial Officer at Finch Therapeutics Group, a microbiome therapeutics company, since May 2018. Mr. Perry served as Chief Financial and Administrative Officer of Novelion Therapeutics Inc., a biopharmaceutical company (“Novelion”), from November 2016 to December 2017. Prior to Novelion, Mr. Perry was Chief Financial Officer of Aegerion Pharmaceuticals Inc., a biopharmaceutical company, from July 2015 until its merger with Novelion in November 2016. Prior to that, he served as Chief Financial and Business Officer of Eleven Biotherapeutics, Inc., now Sensen Bio, a fusion-protein therapeutics company, from January 2014 to June 2015. Prior to that, Mr. Perry served as the Interim Chief Financial Officer of InVivo Therapeutics Holdings Corp., a biomaterials and biotechnology company, from September 2013 to December 2013, and prior to that he served as the Senior Vice President and Chief Financial Officer of ImmunoGen, Inc., a biotechnology company, from 2009 until he was promoted in 2011 to Executive Vice President and Chief Financial Officer, a role he held until 2013. Before that, he was the Chief Financial Officer of Elixir Pharmaceuticals and, prior to that, Senior Vice President and Chief Financial Officer of Transkaryotic Therapies. He has also held various financial leadership roles within PerkinElmer Inc., Domantis Ltd., Honeywell and General Electric. Since February 2018, Mr. Perry has served on the board of directors of Kala Pharmaceuticals, including as chair of its audit committee. From December 2011 to February 2016, Mr. Perry served on the board of directors of Ocata Therapeutics, including as chair of its audit committee and a member of its compensation committee, until it was acquired by Astellas Pharma Inc. Mr. Perry received a B.A. in Economics and Political Science from Amherst College. We believe that Mr. Perry is qualified to serve on our board of directors based on his financial experience, leadership and business experience and breadth and knowledge about our business.

If you submit a proxy prior to the Cut-off Time but do not indicate any voting instructions, the persons named as proxies will vote the common shares to which such proxy relates for the appointment of Mr. Perry as non-executive director.

VOTE REQUIRED

The proposal to re-appoint Mr. Perry as non-executive director is based on a binding nomination proposed by the board of directors. Consequently, Mr. Perry shall be re-appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the re-appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the re-appointment of Gregory D. Perry as non-executive director.

PROPOSAL 6 – APPOINTMENT OF PAOLO PUCCI AS NON-EXECUTIVE DIRECTOR

PROPOSAL 6

Appointment of Paolo Pucci as non-executive director

The board of directors has made a binding nomination to appoint Paolo Pucci as non-executive director of the Company for a period ending at the end of the annual general meeting of shareholders of the Company to be held in 2024.

Mr. Pucci, age 58, served as the Chief Executive Officer of ArQule, Inc., a biopharmaceutical oncology company engaged in the research and development of targeted therapeutics, from June 2008 until its acquisition by Merck in January 2020. Prior to joining ArQule, Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities including President of the Oncology & Global Specialty Medicines Business Units and was a member of the Bayer Pharmaceuticals Global Management Committee. Before Bayer, Mr. Pucci held positions of increasing responsibility with Eli Lilly and Company from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci earned an MS in economics and accounting from Università degli Study di Napoli Federico II and an MBA in marketing and finance from the University of Chicago. Mr. Pucci previously served on the boards of directors of Algeta ASA, until its acquisition by Bayer AG, and Dyax Inc., until its acquisition by Shire Plc (which was subsequently acquired by Takeda Pharmaceutical Company Ltd.), and New Link Genetics Inc. He currently serves on the boards of directors of West Pharmaceuticals Services, Inc. and Replimmune Group Inc. We believe that Mr. Pucci is qualified to serve on our board of directors due to his leadership, international business and biotechnology experience in large multinational pharmaceutical corporation as well as his tenure as CEO and independent director in several publicly traded biotechnology companies.

If you submit a proxy prior to the Cut-off Time but do not indicate any voting instructions, the persons named as proxies will vote the common shares to which such proxy relates for the appointment of Mr. Pucci as non-executive director. In addition to Mr. Pucci, all of the persons whose names and biographies appear below are currently serving as our directors.

VOTE REQUIRED

The proposal to appoint Mr. Pucci as non-executive director is based on a binding nomination proposed by the board of directors. Consequently, Mr. Pucci shall be appointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless the nomination is overruled by the Annual General Meeting which would result if at least two-thirds of the votes cast, representing more than half of the Company’s issued share capital, vote against the appointment. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the appointment of Paolo Pucci as non-executive director.

OUR BOARD OF DIRECTORS

We currently have eight (8) directors on our board of directors, including one executive director, and seven (7) non-executive directors. Our current executive director is Sven (Bill) Ante Lundberg M.D., who has served on our board of directors since June 2019 and as an executive director since December 31, 2019. Our current non-executive directors are Mark Iwicki, who has served on our board of directors since June 2015, Russell G. Greig, Ph.D., who has served on our board of directors since July 2018, Len Kanavy, who has served on our board of directors since July 2018, John de Koning, Ph.D., who has served on our board of directors since January 2010, Anand Mehra, M.D., who has served on our board of directors since August 2015, Gregory D. Perry, who has served on our board of directors since May 2016, and Victor Sandor, M.D., who has served on our board of directors since June 2019. On May 9, 2020 and May 10, 2020, respectively, Mr. Greig and Mr. de Koning resigned from our board of directors, effective upon the conclusion of the Annual General Meeting. If Mr. Perry and Mr. Iwicki are re-appointed and Mr. Pucci is appointed at the Annual General Meeting, the board of directors will consist of seven (7) directors, consisting of one executive director and six (6) non-executive directors.

Each board member is appointed for an initial term of up to four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of consecutive terms of up to four years. The expiration of the current terms of the members of our board of directors and the period each member has served in that term are as follows:

Name	Year Current Term Began	Year Current Term Expires

Russell G. Greig, Ph.D.	2018	2022

Mark Iwicki	2016	2020

Len Kanavy	2018	2022

John de Koning, Ph.D.	2019	2023

Sven (Bill) Ante Lundberg	2019	2023

Anand Mehra, M.D.	2019	2023

Gregory D. Perry	2016	2020

Victor Sandor, M.D.C.M.	2019	2023

Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our directors are appointed on the basis of a binding nomination prepared by our board of directors. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our board of directors shall be allowed to make a new binding nomination. Our directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the board of directors, in which case a simple majority of votes cast will suffice to pass the resolution.

There are no family relationships among any of our executive officers or directors.

Continuing Members of the Board of Directors

NON-EXECUTIVE DIRECTORS (TERMS TO EXPIRE AT THE 2022 ANNUAL GENERAL MEETING)

The current member of the board of directors whose term will expire at the 2022 annual meeting of shareholders and who will continue on the board of directors following the Annual General Meeting is as follows:

Name	Age	Served as a Director Since	Position(s) with Merus

Len Kanavy	58	2018	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of the continuing director whose term will expire at the 2022 annual meeting of shareholders are as follows:

LEN KANAVY	Age 58

Len Kanavy has served as a non-executive director of our board of directors since July 2018. Mr. Kanavy most recently served as Senior Vice President, Commercial Business Operations at Genentech, a biotechnology company, from September 2006 to September 2016, where he was responsible for strategic decisions for the U.S. commercial business, including product launches, valuation of business development opportunities, clinical development plan options and pricing. From 2014 to 2016, he was a board member of the Genentech Access to Care Foundation. Prior to joining Genentech, Mr. Kanavy was Vice President, Commercial Operations at Novartis Pharmaceuticals, where he led teams in business analytics, strategy, and product launches. He currently serves on the board of privately held KMK Consulting. Mr. Kanavy holds a B.S. in Business Administration and an M.B.A. with a specialization in Finance from the University of Scranton. We believe that Mr. Kanavy is qualified to serve on our board of directors due to his leadership, business development and commercial experience in the biotechnology industry.

EXECUTIVE AND NON-EXECUTIVE DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL GENERAL MEETING)

The current members of the board of directors whose term will expire at the 2023 annual general meeting of shareholders and who will continue on the board of directors following the Annual General Meeting are as follows:

Name	Age	Served as a Director Since	Position(s) with Merus

Sven (Bill) Ante Lundberg, M.D.	57	2019	Executive Director

Anand Mehra, M.D.	44	2016	Non-Executive Director

Victor Sandor, M.D.C.M.	53	2019	Non-Executive Director

The principal occupations and business experience, for at least the past five years, of each continuing director whose term will expire at the 2023 annual general meeting of shareholders are as follows:

SVEN (BILL) ANTE LUNDBERG, M.D.	Age 57

Sven (Bill) Ante Lundberg, M.D. has served on our board of directors since June 2019 and as an executive director since December 2019. Since December 2019, Dr. Lundberg has served as our President, Chief Executive Officer and Principal Financial Officer. From January 2015 to February 2018, Dr. Lundberg was Chief Scientific Officer of CRISPR Therapeutics AG (“CRISPR”), a biotechnology company, where he was responsible for establishing and growing research and development in the United States and oversaw CRISPR’s first CRISPR-based product from inception to regulatory filing for clinical trials. From February 2011 to January 2015, Dr. Lundberg was Vice President and Head of Translational Medicine at Alexion Pharmaceuticals, Inc. (“Alexion”), where he oversaw research and development from discovery through early-stage development, and prior to that, he was Director and Chief Medical Officer of Taligen Therapeutics, Inc. (“Taligen”), a biotechnology company, which was acquired by Alexion in 2011. Prior to Taligen, Dr. Lundberg held roles of increasing responsibility in clinical drug development and medical affairs at Xanthus/Antisoma, Wyeth (now Pfizer), and Genzyme. Dr. Lundberg received an M.D. from Stanford University and M.B.A. from the University of Massachusetts. He completed post-doctoral training at the Whitehead Institute/MIT, and clinical training in Medicine and Medical Oncology from Harvard and the Dana-Farber Cancer Institute. We believe that Dr. Lundberg is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development, scientific experience, leadership and business experience.

ANAND MEHRA, M.D.	Age 44

Anand Mehra, M.D. has served as a non-executive director of our board of directors since August 2015. Our board of directors has also appointed Dr. Mehra to serve as Chairman of our board of directors effective from the conclusion of the Annual General Meeting, succeeding Russell Greig, Ph.D. Dr. Mehra held various positions at Sofinnova Investments (f.k.a. Sofinnova Ventures) from 2007 to January 2020, most recently holding the position of a managing general partner, where he focused on working with entrepreneurs to build drug development companies. He led the firm’s investments in Vicept Therapeutics (acquired by Allergan), Aerie Pharmaceuticals, Inc., Aclaris Therapeutics, Inc. (“Aclaris”), and Prothena Corporation PLC. Prior to joining Sofinnova, Dr. Mehra worked in J.P. Morgan’s private equity and venture capital group and as a consultant at McKinsey & Company. He currently serves as a member of the board of directors of the publicly held Aclaris, as well as on the boards of several private companies. Within the past five years, he also served on the boards of directors of the publicly held pharmaceutical companies Marinus Pharmaceuticals, Inc., Spark Therapeutics, Inc. and Aerie Pharmaceuticals, Inc. Dr. Mehra received a B.A. degree in political philosophy from the University of Virginia and an M.D. degree from Columbia University’s College of Physicians and Surgeons. We believe that Dr. Mehra’s extensive experience in the life sciences industry, his service on the board of directors of other public life sciences companies and his extensive leadership experience qualify him to serve on our board of directors.

VICTOR SANDOR, M.D.C.M.	Age 53

Victor Sandor, M.D.C.M. has served as a non-executive director of our board of directors since June 2019. From September 2014 to December 2019, Dr. Sandor was the Chief Medical Officer at Array BioPharma (“Array”), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Braftovi and Mektovi for the treatment of BRAFV600E/K mutant melanoma. Prior to joining Array, from September 2014 to June 2019, he was Senior Vice President for Global Clinical Development at Incyte Corporation (“Incyte”), a pharmaceutical company, where he oversaw clinical development through regulatory approval of Jakafi for the treatment of myelofibrosis and polycythemia vera. From February 2010 to September 2014, Dr. Sandor was Vice President and Chief Medical Officer for oncology at Biogen Idec and, from October 2009 to February 2010, held positions of increasing responsibility in oncology product development at AstraZeneca, where he played a lead role in the registration of Arimidex(r) (anastrozole) for adjuvant use and the development of early stage programs through proof-of-concept. Dr. Sandor received his M.D.C.M. from McGill University in Montreal, Canada, and completed his Fellowship in Medical Oncology at the National Institutes of Health in Bethesda, Maryland. We believe that Dr. Sandor is qualified to serve on our board of directors due to his experience in the field of medicine, clinical drug development and scientific experience.

PROPOSAL 7 – APPROVAL OF REMOVAL OF THE PRE-DEFINED EXERCISE WINDOWS APPLICABLE TO OPTIONS GRANTED UNDER THE COMPANY’S 2010 EMPLOYEE OPTION PLAN

PROPOSAL 7

Approval of the amendment of the terms applicable to options granted under the Company’s 2010 employee option plan to remove the pre-defined windows during which such options may be exercised

Pursuant to, and subject to the terms of, the Company’s 2010 employee option plan (the “2010 Plan”), certain options to acquire common shares in the Company’s capital have been awarded to certain employees and officers of the Company (the “2010 Options”). The exercise of the 2010 Options is subject to the provisions of the respective option agreements which have been entered into with the employees and officers who were granted 2010 Options (the “2010 Option Agreements”). Pursuant to the 2010 Option Agreements, unless otherwise determined by the Company, the 2010 Options may only be exercised in either of the following exercise windows: (a) within two months following the end of a calendar year or (b) within two months following the adoption of the Company’s annual accounts by the Company’s general meeting of shareholders (the “Exercise Windows”).

The Company wishes to amend the terms of the 2010 Option Agreements by removing the pre-defined Exercise Windows (without prejudice to the restrictions and limitations under the Company’s insider trading policy and applicable law, including applicable closed or blackout periods), because limiting exercise of the 2010 Options to the Exercise Windows has had the unintended effect of prohibiting certain employees from exercising at any time and limiting their ability to do an exercise and sell-to-cover transaction. The proposed change to the 2010 Option Agreements would be consistent with the terms of the Company’s 2016 incentive award plan, pursuant to which certain options to acquire common shares in the Company’s capital have been awarded to certain employees and officers of the Company (the “2016 Options”), which 2016 Options may be exercised at any time (subject to restrictions and limitations under the Company’s insider trading policy and applicable law, including applicable closed or blackout periods or possession of material non-public information).

VOTE REQUIRED

This proposal requires a majority of at least two-thirds of the votes cast and is subject to a quorum of at least one-third of the Company’s issued share capital being present or represented at the Annual General Meeting. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the approval of the amendment of the terms applicable to options granted under the Company’s 2010 employee option plan to remove the pre-defined windows during which such options may be exercised.

PROPOSAL 8 – GRANTING AUTHORIZATION TO ACQUIRE SHARES IN THE COMPANY’S CAPITAL

PROPOSAL 8

Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital

The board of directors has been authorized, for a period ending on December 12, 2020, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq Global Market (“Nasdaq”) (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital.

It is now proposed to renew the authorization of the board of directors, for a period of 18 months following the date of the Annual General Meeting, to resolve for the Company to acquire fully paid-up shares in the Company’s capital (or depository receipts for such shares) by any means, including through derivative products, purchases on a stock exchange, private purchases, block trades, or otherwise, for a price per share which is higher than nil and no higher than 110% of the average closing price of the Company’s common shares on the Nasdaq (such average closing price being calculated over the five trading days preceding the date the acquisition is agreed upon by the Company), up to 10% of the Company’s issued share capital (determined as at the close of business on the date of the Annual General Meeting). If this proposal is passed, the proposed authorization shall replace the existing authorization referred to in the previous paragraph.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital.

PROPOSAL 9 – APPROVAL OF REMOVAL OF THE AWARD LIMIT AS TO THE NUMBER OF SHARES AWARDED FOR THE INITIAL AND ANNUAL AWARDS UNDER THE COMPANY’S NON-EXECUTIVE DIRECTOR COMPENSATION PROGRAM

PROPOSAL 9

Approval of the amendment of the Company’s Non-Executive Director Compensation Program (“NED Program”) to remove the limit on the number of shares that may be awarded to a non-executive director for initial and annual awards under the NED Program. The number of shares subject to such awards will continue to be determined by the grant date fair value set forth in the NED Program

Pursuant to, and subject to the terms of, the Company’s NED Program, upon a non-executive director’s initial appointment to our board, a director receives an option to purchase the number of common shares of the company having an aggregate grant date fair value of $218,545 (“Initial Award”), which value is determined using a Black-Scholes option pricing model and the valuation assumptions used by the Company in accounting for options as of such date; provided, that the fair market value of the common shares of the Company used in such calculation is based on the average trading price of the common shares of the Company over the preceding thirty day period. If a director has served on our board for at least six months as of the date of an annual meeting of shareholders, and will continue to serve as a non-executive director immediately following such meeting, the director is granted an option to purchase the number of common shares of the company having an aggregate grant date fair value of $109,273 (“Annual Award”) which value is determined using a Black-Scholes option pricing model and the same assumptions described above. The aggregate grant date fair value of each Initial Award and Annual Award under the NED Program shall, subject to approval by the board of directors, increase on the first day of each calendar year by an amount equal to 3% of the grant date fair value applicable to Initial Awards and Annual Awards in effect as of the end of the immediately preceding calendar year. Notwithstanding the foregoing, the number of shares awarded pursuant to an Initial Award is not to exceed 17,000 common shares and an Annual Award is not to exceed 8,500 common shares.

The Company wishes to amend the terms of the NED Program by removing the limit on the number of shares awarded under the Initial Award and Annual Award (without prejudice to the restrictions and limitations under the Company’s NED Program). The number of shares subject to Initial Awards and Annual Awards will continue to be determined by the grant date fair value set forth in the NED Program. The proposed change to the NED Program would permit the Company to issue options that meet the monetary limits irrespective of share price.

VOTE REQUIRED

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors unanimously recommends a vote FOR the approval of the amendment of the NED Program to remove the limit on the number of shares that may be awarded to a non-executive director for initial and annual awards under the NED Program. The number of shares subject to such awards will continue to be determined by the grant date fair value set forth in the NED Program.

Report of the audit committee of the board of directors

The audit committee has reviewed the Company’s audited financial statements for the financial year ended December 31, 2019 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The audit committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the audit committee with a formal written statement required by PCAOB Rule 3526 (Communications with audit committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the independent registered public accounting firm its independence from the Company. The audit committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the financial year ended December 31, 2019.

Gregory D. Perry (Chair)

Anand Mehra, M.D.

John de Koning, Ph.D.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of KPMG Accountants N.V., our independent registered public accounting firm, billed to us for each of the last two financial years for audit services and billed to us in each of the last two financial years for other services:

Fee Category	2019	2018

Audit Fees	1,752,869	1,290,231

Audit-Related Fees	16,790	18,601

Tax Fees	0	0

All Other Fees	2,720	0

Total Fees	1,772,378	1,308,832

AUDIT FEES

Audit fees for the financial year 2019 and 2018 consist of fees billed for the audit of our annual consolidated financial statements for our Dutch statutory annual report, which includes the Company’s annual accounts prepared under Dutch law, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements. Audit fees for the financial year 2019 also included the provision of audit services associated with the Company’s follow-on offering in November 2019.

AUDIT-RELATED FEES

Audit-related fees in 2019 and 2018 relate to assurance services related to a specific research grant.

TAX FEES

There were no such fees incurred in 2019 or 2018.

ALL OTHER FEES

All other fees for 2019 represent cost for access to KPMG’s knowledge web portal. There were no such fees incurred in 2018.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Pursuant to the charter of the audit committee, the audit committee pre-approves audit and non-audit services, provided that de minimis non-audit services may instead be approved in accordance with the available exceptions under the rules of the SEC. The audit committee delegated its authority to pre-approve services to the Chairman of the audit committee on September 19, 2017, and the Chairman must present any such approvals to the full audit committee at the next audit committee meeting.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position

Sven (Bill) Ante Lundberg M.D.(1)	57	President, Chief Executive Officer and Principal Financial Officer

Lex Bakker, Ph.D. (2)	54	Chief Development Officer

John de Kruif, Ph.D. (3)	56	Chief Technology Officer

Hui Liu, Ph.D. (4)	47	Chief Business Officer and Head of Merus U.S.

Peter B. Silverman, J.D. (5)	42	General Counsel and Chief Intellectual Property Officer

Mark Throsby, Ph.D. (6)	53	Chief Scientific Officer

1 See biography on page 16 of this proxy statement.

2 Alexander (“Lex”) Berthold Hendrik Bakker, Ph.D. has served as our Chief Development Officer since October 2010. His responsibilities include strategic scientific leadership, management of preclinical and clinical development and manufacturing, business development support, external collaboration and partnership management. Prior to joining Merus, Mr. Bakker directed preclinical and clinical development at Crucell N.V., a biotechnology company. Mr. Bakker holds a Ph.D. in Tumor Immunology from the University of Nijmegen and was a postdoctoral fellow at the DNAX Research Institute.

3 Cornelis Adriaan (“John”) de Kruif, Ph.D. has served as our Chief Technology Officer since January 2013 and previously served as our Chief Scientific Officer from April 2007 to January 2013. His responsibilities include management of antibody discovery, antibody platform technology development, antibody engineering, external collaborations, partnerships management and operational activities. Before joining Merus, from October 2000 to October 2006, he served as a director of antibody discovery for Crucell N.V., a biotechnology company, specializing in vaccines and biopharmaceutical technology. Mr. de Kruif holds a Ph.D., in Antibody Engineering from Utrecht University.

4 Hui Liu, Ph.D. has served as our Chief Business Officer since December 2015 and Head of Merus U.S. since October 2018. His responsibilities include all aspects of business development, including in- and out- licensing, acquisitions and alliance management, and expansion of Merus in the United States. Prior to joining Merus, Mr. Liu served as Vice President and Global Head, Business Development & Licensing, Oncology at Novartis AG (“Novartis”), a pharmaceutical company, from 2013 to 2015, and as Vice President and Global Head, Business Development & Licensing, Vaccines & Diagnostics, from 2009 to 2012. Prior to Novartis, Mr. Liu held various management positions at Pfizer, Inc. (“Pfizer”), a pharmaceutical company, from 2004 to 2009 and at Pfizer and its predecessor company Warner-Lambert from 1997 to 2001. From 2001 to 2004, Mr. Liu was an investment banker at Goldman Sachs and Citigroup. Mr. Liu holds a Ph.D. in molecular biology and an M.B.A. in finance from the University of Michigan and a B.S. in biology from Peking University.

5 Peter B. Silverman, J.D. has served the Company since 2014, first as outside counsel, as our General Counsel since February 2018 and our Chief Intellectual Property Officer and Head of US Legal since February 2017. His responsibilities include all aspects of the Company’s legal and intellectual property matters, and he provides significant contributions to the Company’s management and operations. Prior to joining Merus, Mr. Silverman was a Partner at Kirkland & Ellis LLP, where he represented numerous life sciences companies concerning an array of legal matters and technologies. Mr. Silverman was an associate at Kaye Scholer LLP (now Arnold White Kaye Scholer LLP), and prior to that Mr. Silverman also served as judicial law clerk to U.S. District Court Judge Anne E.

EXECUTIVE OFFICERS

Thompson of the District of New Jersey. He holds a J.D. from Fordham University School of Law, graduating magna cum laude and Order of the Coif. He is admitted to practice law in New York. Mr. Silverman also holds a B.A. in biology from the University of Rochester.

6 Mark Throsby, Ph.D. has served as our Chief Scientific Officer since January 2013 and previously served as our Chief Operating Officer from October 2008 to January 2013. His responsibilities include strategic scientific leadership, management of discovery, pre-clinical research, business development support, external collaborations and partnerships management. Before joining Merus, from October 2000 to October 2008, he served as a senior scientist and then as director of antibody discovery for Crucell N.V., a biotechnology company, specializing in vaccines and biopharmaceutical technology. Mr. Throsby holds a Ph.D. in neuro-immunology from Monash University. On April 15, 2020, Mr. Throsby resigned as Executive Vice President and Chief Scientific Officer, effective July 31, 2020.

There are no family relationships among any of our executive officers or directors..

Corporate Governance

GENERAL

Our board of directors has adopted, among other policies, board rules, an Insider Trading Policy, a Code of Business Conduct and Ethics, an Anti-Corruption Policy and charters for our nomination and corporate governance committee, audit committee, and compensation committee to assist the board of directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our board rules in the “Corporate Governance” section, under “Governance Documents” of the “Investors & Media” page of our website located at www.merus.nl.

BOARD COMPOSITION

Our board of directors currently consists of eight members: Sven (Bill) Ante Lundberg M.D., Mark Iwicki, Russell G. Greig, Ph.D., Len Kanavy, John de Koning, Ph.D., Anand Mehra, M.D., Gregory D. Perry and Victor Sandor, M.D. On May 11, 2020, our board of directors nominated Mr. Iwicki and Mr. Perry for re-appointment and Mr. Pucci for appointment at the Annual General Meeting as non-executive directors for a term ending immediately after the annual general meeting of shareholders to be held in 2024. On May 9, 2020 and May 10, 2020, respectively, Mr. Greig and Mr. de Koning resigned from our board of directors, effective from the conclusion of the Annual General Meeting. If Mr. Iwicki and Mr. Perry are re-appointed and Mr. Pucci is appointed at the Annual General Meeting, the board of directors will consist of seven directors, with six non-executive directors and one executive director. Due to the changes in the composition of our board of directors, the composition of the committees of our board of directors will be revised following the Annual General Meeting. Each board member is appointed for an initial term of four years. A non-executive director may be re-appointed for one subsequent term of up to four years followed by up to two subsequent terms of up to two years. An executive director may serve for an unlimited number of terms of up to four years. Our articles of association provide that the number of executive and non-executive directors may only be determined by our board of directors. Our directors are appointed on the basis of a binding nomination prepared by our board of directors. Our general meeting of shareholders may overrule the binding nomination by a resolution passed by a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, in which case our board of directors shall be allowed to make a new binding nomination. Our directors may be dismissed only by a resolution at a general meeting of shareholders. Dismissal of a director by our general meeting of shareholders requires a two-thirds majority of votes cast, provided such majority represents more than half of our issued share capital, unless the dismissal is proposed by the board of directors, in which latter case a simple majority of votes cast will suffice to pass the resolution.

DIRECTOR INDEPENDENCE

All of our directors and director nominee, other than Sven (Bill) Ante Lundberg, M.D., qualify as “independent” in accordance with Nasdaq listing requirements. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us

CORPORATE GOVERNANCE

with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Lundberg is not independent because he is the President, Chief Executive Officer and Principal Financial Officer of our Company.

DIRECTOR CANDIDATES

The nomination and corporate governance committee is responsible for drawing up selection criteria and appointment procedures for the directors. In searching for qualified director candidates for appointment to the board of directors and filling vacancies on the board of directors, the nomination and corporate governance committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The nomination and corporate governance committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the nomination and corporate governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the nomination and corporate governance committee for candidates for appointment as a director. Paolo Pucci, a nominee for appointment to our board of directors, was identified as a potential candidate to serve on our board of directors by several non-executive directors and our Chief Executive Officer and was recommended by our Chief Executive Officer.

In evaluating the suitability of individual candidates (both new candidates and current board members), the nomination and corporate governance committee, in recommending candidates for appointment, and the board of directors, in approving (and, in the case of vacancies, appointing), may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; experience relevant to an international company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity, and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The board of directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the long-term success and sustainability of the business and further the interests of our stakeholders, including shareholders, through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-appointment, the nomination and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the board of directors.

Shareholders may recommend individuals to our nomination and corporate governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our nomination and corporate governance committee, c/o Secretary, Merus N.V., Yalelaan 62, 3584 CM Utrecht, the Netherlands. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

CORPORATE GOVERNANCE

COMMUNICATIONS FROM SHAREHOLDERS

The board of directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Secretary and General Counsel are primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as they consider appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary or General Counsel and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the board of directors should address such communications to the board of directors in writing: c/o Secretary, Merus N.V., Yalelaan 62, 3584 CM Utrecht, the Netherlands.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board is comprised of individuals with extensive experience with the biotechnology and pharmaceutical industries. Our Board Rules provide that the Chairman and the Vice Chairman of the Board must be a non-executive director. Our executive director is charged primarily with the Company’s day-to-day business and operations and the implementation of the Company’s strategy. Our non-executive directors are charged primarily with the supervision of the performance of the duties of our board of directors. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Risk assessment and oversight are an integral part of our governance and management processes.

Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including with respect to business continuity risks such as risks relating to the COVID-19 pandemic, and our audit committee is charged with overseeing the responsibilities of our board of directors with respect to the application of information and communication technology by the Company, including risks relating to cybersecurity. The audit committee also periodically reviews our policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our board of directors, and in accordance with our related person transaction policy and the Nasdaq rules, our audit committee conducts appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis. Our compensation committee is charged with submitting clear and understandable proposals to our board of directors concerning changes to our compensation policies. The board of directors does not believe that its role in the oversight of our risks adversely affects the board of directors’ leadership.

CORPORATE GOVERNANCE

ANNUAL BOARD EVALUATION

Our Board Rules require an annual assessment of the board of directors and its committees and the nomination and corporate governance committee charter requires the nomination and corporate governance committee to oversee such annual assessment.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and others temporarily assigned to perform work or services for us. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.merus.nl. Our board of directors is responsible for administering the Code of Business Conduct and Ethics. The board of directors is allowed to amend, alter or terminate the Code of Business Conduct and Ethics. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

ANTI-HEDGING POLICY

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such zero-cost collars and forward sale contracts, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were six (6) meetings of the board of directors during the financial year ended December 31, 2019. During the financial year ended December 31, 2019, each director attended at least 75% of the aggregate of all meetings of the board of directors and meetings of the committees on which the director served during the period in which he served as a director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual General Meeting; however, due to the location of our Annual General Meetings in the Netherlands, the residence of some of our directors in the United States and the fact that regular board meetings do not take place at or around the time of the annual general meetings of shareholders, we do not require directors to attend annual general meetings of shareholders. Two of our then-serving directors attended our 2019 Annual General Meeting held on June 12, 2019.

Committees of the Board

Our board of directors has established an audit committee, compensation committee, and nomination and corporate governance committee—each of which operates under a written charter that has been approved by our Board and that are available in the Investors & Media section of our website at www.merus.nl. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our board of directors has determined that Gregory D. Perry, Anand Mehra, M.D., and John de Koning, Ph.D., meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All members of the compensation committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the nomination and corporate governance committee are independent under the Nasdaq rules.

The members of each of the audit, compensation, nomination and corporate governance committees and the committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nomination and Corporate Governance

Mark Iwicki		Chair	X

Russell G. Greig, Ph.D.			Chair

Len Kanavy

John de Koning, Ph.D.	X		X

Anand Mehra, M.D.	X

Gregory D. Perry	Chair	X

Victor Sandor, M.D.

AUDIT COMMITTEE

Our audit committee’s responsibilities include:

•

overseeing the responsibilities of the board of directors with respect to: our relationship with, and compliance with recommendations and follow-up of comments made by, our independent auditor, our funding, the application of information and communication technology by us, including risks relating to cybersecurity, operation of our Code of Business Conduct and Ethics and other internal policies, and our tax policy;

•	preparing our internal audit plan for approval by the board of directors;

•	reviewing and discussing our independent auditor’s audit plan with our independent auditor;

•

reviewing and discussing our internal audit results, including (i) any material weaknesses, significant deficiencies or other deficiencies in our internal controls, (ii) any findings and observations with a material impact on our risk profile; and (iii) any failings in the follow-up of recommendations made previously;

•

at least annually, reviewing and discussing with our independent auditor the scope of the independent auditor’s audit plan and the principal risks of our financial reporting identified in the audit plan and the findings and outcome of our independent auditor’s audit of our financial statements and our management letter;

COMMITTEES OF THE BOARD

•	determining whether and, if so, how our independent auditor should be involved in the content and publication of financial reports other than our financial statements;

•

reviewing and discussing the effectiveness of the design and operation of our internal controls over financial reporting with the board of directors, including (i) any identified material failings in the internal controls; and (ii) any material changes made to, and any material improvements planned for, the internal controls;

•

taking, or recommending that the board of directors take, appropriate action to oversee the independence of our independent auditor, including obtaining and reviewing a formal statement from the independent auditor delineating all relationships between the auditor and us, including written disclosures and the letter from the independent auditor required by the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and actively engaging in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the independent auditor;

•	advising the board of directors regarding nominating for appointment or reappointment the independent auditor and preparing the selection of the independent auditor for such purpose;

•

setting the compensation of our independent auditor subject to further approval by the board of directors, retaining our independent auditor subject to further approval by the board of directors and overseeing the independent auditor, and, when necessary, recommending the termination of the engagement of the independent auditor to the board of directors;

•

reviewing and discussing with our management and the independent auditor our audited financial statements and receiving and considering the reports and other communications required to be made by the independent auditor;

•	requesting the independent auditor to provide relevant information about any inspections of the firm by the PCAOB;

•	considering whether to recommend to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K;

•	preparing an annual committee report for inclusion where necessary in our proxy statement relating to our annual general meeting of shareholders;

•

directing the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by us of such information and to discuss promptly with the audit committee and our principal financial officer any matters identified in connection with the independent auditor’s review of interim financial information, and directing management to advise the audit committee in the event that we propose to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information;

•

establishing procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees concerns regarding questionable accounting or auditing matters;

•

periodically reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our Related Person Transaction Policy, and recommending any changes to the board of directors, and conducting appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis;

COMMITTEES OF THE BOARD

•

engagement of such independent legal, accounting and other advisors as the audit committee deems necessary or appropriate to carry out its responsibilities, including causing us, without further action by the board of directors, to pay the compensation of such advisors as approved by the audit committee; and causing us to pay, without further action by the board of directors, the ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties; and

•

to conduct or authorize investigations into any matters within the scope of the audit committee’s responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the audit committee or any advisors engaged by the audit committee.

The members of the audit committee are Mr. Perry, Dr. Mehra and Mr. De Koning. Mr. Perry serves as the Chairperson of the committee. The members of our audit committee meet the requirements for financial literacy under the applicable rules of the SEC and Nasdaq. Our board of directors has determined that Mr. Perry is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. Effective from the conclusion of the Annual General Meeting and contingent upon Mr. Pucci’s election and Mr. Perry’s re-election, the board of directors has appointed Mr. Pucci and re-appointed Mr. Perry and Dr. Mehra as members of our audit committee, with Mr. Perry continuing as the Chairperson of the audit committee.

The audit committee meets as often as one or more members of the audit committee deem necessary, but in any event, meets at least four times per year. The audit committee meets at least once per year with our independent accountant, without our management being present. The audit committee met four times in 2019.

COMPENSATION COMMITTEE

Our compensation committee is responsible for assisting the board of directors in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our compensation committee has the following principal duties:

•	submitting clear and understandable proposals to the board of directors concerning changes to our compensation policy;

•

submitting proposals to the board of directors concerning the compensation of individual directors and our Chief Executive Officer and other executive officers at least covering: the compensation structure; the amount of the fixed and variable compensation components; the applicable performance criteria, if any; the scenario analyses that have been carried out; the pay ratios within our group; and with respect to a director, the relevant director’s views with regard to the amount and structure of his or her own compensation;

•	preparing of our compensation report for the board of directors;

•

to the extent that the Company is required to include a Compensation Discussion and Analysis (“CD&A”) in our proxy statement, reviewing and discussing with management our CD&A and considering whether it will recommend to the board of directors that the CD&A be included in the proxy statement; and

•	if required, preparing the annual compensation committee report pursuant to the rules of the Exchange Act.

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities, including being directly responsible for the

COMMITTEES OF THE BOARD

appointment, oversight and compensation of such consultant, counsel or advisor and the ability to cause us, without further action by the board of directors, to pay the compensation of such consultant, counsel or advisor as approved by the compensation committee, provided, however, that in retaining or obtaining the advice of such consultant, counsel or advisor, other than in-house legal counsel, the compensation committee shall take into consideration the factors affecting independence required by applicable SEC rules and Nasdaq rules. The compensation committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of us to meet with the compensation committee or any advisors engaged by the compensation committee. During 2019, the compensation committee engaged Radford, which is part of the Rewards solutions practice at Aon plc and Latham & Watkins LLP. The compensation committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our executive officers and to receive input and advice. The compensation committee reviewed legal matters related to the form of compensation of our executive officers and the employment contracts associated with these officers, and our past and current executive directors, receiving their input and advice. The compensation committee has considered the adviser independence factors required under SEC rules as they relate to (i) additional services, (ii) total fees as a percentage of total revenue, (iii) conflict of interest policies, (iv) business or personal relationships with members of the compensation committee, (v) stock ownership by compensation advisors, and (vi) business or personal relationships with executives of the company and does not believe Radford’s work in 2019 raised a conflict of interest.

The members of our compensation committee are Messrs. Iwicki and Perry. Mr. Iwicki serves as the Chairperson of the compensation committee.

Effective from the conclusion of the Annual General Meeting and contingent upon their (re-)election, the board of directors has appointed Mr. Pucci and re-appointed Mr. Iwicki and Mr. Perry as members of our compensation committee, with Mr. Iwicki continuing as the Chairperson of the compensation committee.

The compensation committee met three times during 2019.

NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

Our nomination and corporate governance committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for the directors;

•	reviewing the size and composition of the board of directors and submitting proposals for the composition profile of the board of directors;

•	reviewing the functioning of individual directors and reporting on such review to the board of directors;

•	overseeing the process on annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively;

•	drawing up a plan for the succession of directors;

•

working with our Chief Executive Officer to evaluate our succession plans for our Chief Executive Officer and other executive officers, including an emergency succession plan for our Chief Executive Officer;

•	submitting proposals for the appointment or reappointment of directors;

COMMITTEES OF THE BOARD

•	supervising the policy of the board of directors regarding the selection criteria and appointment procedures for our senior management; and

•

to conduct or authorize investigations into any matters within the scope of its the responsibilities as it shall deem appropriate, including the authority to request any of our officers, employees or advisors to meet with the nomination and corporate governance committee or any advisors engaged by the nomination and corporate governance committee.

The members of our nomination and corporate governance committee are Mr. Greig, Mr. De Koning and Mr. Iwicki. Mr. Greig serves as the Chairperson of the nomination and corporate governance committee.

As noted above, Mr. Greig and Mr. de Koning have resigned from our board of directors, effective from the conclusion of the Annual General Meeting. Effective from the conclusion of the Annual General Meeting and contingent upon Mr. Iwicki’s re-election, the board of directors has appointed Dr. Mehra and re-appointed Mr. Iwicki as the members of our nomination and corporate governance committee, with Dr. Mehra serving as the Chairperson of the committee.

The members of the nomination and corporate governance committee on several occasions during 2019 informally discussed matters within the scope of the committee’s authority, however, the committee did not hold any formal meetings during 2019.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2019 Summary Compensation Table” below. In 2019, our “named executive officers” and their positions were as follows:

•	Sven (Bill) Ante Lundberg, M.D., President, Chief Executive Officer and Principal Financial Officer;

•	Andres Sirulnik M.D., Ph.D., former Chief Medical Officer;

•	Hui Liu, Ph.D., Chief Business Officer, Head of Merus US; and

•	Ton Logtenberg, Ph.D., former President, Chief Executive Officer and Principal Financial Officer.

2019 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)

Sven (Bill) Ante Lundberg, M.D.(1)	2019	33,242	—	129,030	—	—	162,272

President, Chief Executive Officer and Principal Financial Officer

Andres Sirulnik M.D., Ph.D. (2)	2019	411,341	—	488,600	163,894	6,143	1,069,978

Former Chief Medical Officer	2018	403,275	50,000	523,800	96,408	6,175	1,079,658

Hui Liu, Ph.D.	2019	388,141	—	836,500	154,644	3,243	1,382,528

Chief Business Officer, Head of Merus US	2018	361,794	—	498,420	98,529	41,184	999,927

Ton Logtenberg, Ph.D.(3)	2019	513,821	—	3,704,722	—	1,140,259	5,358,802

Former President, Chief Executive Officer and Principal Financial Officer	2018	487,278	—	1,501,560	184,191	87,865	2,260,894

(1)        Dr. Lundberg was appointed as our President, Chief Executive Officer and Principal Financial Officer on December 31, 2019. Amounts shown for Dr. Lundberg represent compensation earned by him as a non-employee member of the board during 2019.

(2)        Dr. Sirulnik resigned as Executive Vice President and Chief Medical Officer in April 2020.

(3)        Amounts shown for Mr. Logtenberg were paid in Euros and converted to U.S. dollars based on an exchange conversion rate of 1.1195 U.S. dollars for one Euro.

(4)        Amounts reflect the full grant date fair value of option awards granted during 2019 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of these awards in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2019, originally filed with the SEC on March 16, 2020. For Mr. Liu, the amount shown includes a performance-based

EXECUTIVE AND DIRECTOR COMPENSATION

option granted during 2019 based on the probable outcome of the applicable performance condition on the grant date. The maximum potential value of the performance-based option on the grant date was $155,000. The amount for Mr. Logtenberg also includes $2,448,322, the incremental fair value attributable to the modification of his outstanding equity awards made in 2019 pursuant to his settlement agreement.

(5)        Amounts shown reflect annual bonuses earned under our performance-based incentive plan for 2019. For additional information see “Narrative to Summary Compensation Table–Annual Performance-Based Incentive Plan” below.

(6)        The table below sets forth information regarding “All Other Compensation” for the year ended December 31, 2019. For additional information on the severance payments paid to Mr. Logtenberg, see “Employment and Separation Agreements–Settlement Agreement with Mr. Logtenberg” below.

Name	401(k) Match	Pension Contributions	Severance Payments	Vacation Allowance	Total

Sven (Bill) Ante Lundberg, M.D.	—	—	—	—	—

Name	401(k) Match	Pension Contributions	Severance Payments	Vacation Allowance	Total

Andres Sirulnik, M.D., Ph.D.	$6,143	—	—	—	$6,143

Hui Liu, Ph.D.	$3,243	—	—	—	$3,243

Ton Logtenberg, Ph.D.	—	$54,649	$1,048,196	$37,414	$1,140,259

Narrative to Summary Compensation Table

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s level of responsibility and performance.

In February 2019, the board of directors, based on the recommendation of the compensation committee, approved increasing the base salary of Dr. Sirulnik and the base salary of Mr. Liu effective as of January 1, 2019. In February 2020, the board of directors further increased the base salaries of Dr. Sirulnik and Mr. Liu effective as of January 1, 2020. The 2019 and 2020 base salary increases were generally provided in recognition of the executives’ performance during the prior year, specifically Dr. Sirulnik’s leadership and management in advancing the Company’s clinical programs and Mr. Liu’s assumption of certain financial responsibilities and leadership in business development efforts and alliance management of the Company’s collaborations. The base salaries earned by our named executive officers for 2019 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

In December 2019 we entered into an employment agreement with Dr. Lundberg pursuant to which he will be entitled to receive an annual base salary of $564,900.

Compensation Peer Group and Peer Selection Process

In making determinations about executive compensation, the compensation committee of the board of directors (the “compensation committee”) believes that obtaining relevant market data is important. Such information provides a solid reference point and helpful context for making decisions, even though, relative to other companies, there are differences and unique aspects of Merus. When making decisions about the structure and

EXECUTIVE AND DIRECTOR COMPENSATION

component mix of our executive compensation program, the compensation committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of our peer companies, as derived from public filings, surveys and other sources.

With the assistance of Radford, which is part of the Rewards solutions practice at Aon plc (“Radford”), the compensation committee developed the following criteria for the selection of peer companies for 2019 executive compensation decisions:

•	Sector: Biotechnology and pharmaceutical industries

•	Stage of Development: Phase 2/Phase 3, preference toward the field of oncology

•	Market Capitalization: Approximately 1/3x to 3x the Company’s 30-day average market capitalization

•	Headcount: Approximately 1/3x to 3x the Company’s projected headcount; 50 to 450 employees

•	Years Public: Preference toward companies that went public in the last five years

•	Continuity: Maintaining a substantial level of year-over-year consistency is favored

Considering the nature of the Company as having executive team members resident in both the United States and in Europe, the compensation committee developed peer groups in both geographic areas. We believe that tailoring the peer groups for these two distinct regions in which we compete for talent, and referencing both, empowers us to make the best decisions for us and our shareholders in connection with establishing a competitive executive compensation program. The compensation committee reviews the peer groups annually, consistent with best practices for corporate governance.

Based on an extensive and thoughtful process, the U.S. peer group used for 2019 executive compensation decisions consisted of the following 21 companies:

Akebia Therapeutics	Deciphera Pharmaceuticals	ImmunoGen	Selecta Biosciences

ArQule	Epizyme	Kura Oncology	Stemline Therapeutics

Calithera Biosciences	Fate Therapeutics	MacroGenics	Sydax Pharmaceuticals

Concert Pharmaceuticals	GlycoMimetics	Pieris Pharmaceuticals	Syros Pharmaceuticals

Corbus Pharmaceuticals	Immune Design	REGENXBIO	Voyager Therapeutics

CytomX Therapeutics
The European peer group used for 2019 compensation decisions consisted of the following 17 companies:

4SC	DBV Technologies	Molecular Partners	Oxford BioMedica

Adaptimmune Therapeutics	Innate Pharma	Newron Pharmaceuticals	ProQR Therapeutics

Affimed	Kiadis Pharma	Nordic Nanovector	UniQure

Argenx	Medigene	ObsEva	Zealand Pharma

Celyad

EXECUTIVE AND DIRECTOR COMPENSATION

We generally target delivering a total compensation package that is within a competitive range around the median as compared to our U.S. or European peer group, as applicable. As such, our compensation committee reviews data pertaining to the 25th, 50th and 75th percentiles for base salary, total cash compensation (base salary plus annual performance-based incentive plan) and long-term incentive compensation when undertaking its competitive analysis. For 2019, the target total compensation of our executives fell approximately between the 50th and the 75th percentiles of our U.S. peer groups and above the 75th percentiles of our European peer groups. This competitive analysis is one factor, among others, taken into account by our compensation committee in assessing current compensation levels and recommending changes to compensation or additional incentive opportunities and grants.

2019 Target Pay Mix

By emphasizing short- and long-term incentives, the 2019 target pay mix reflects our executive compensation philosophy and objectives of pay-for-performance and alignment of executive officers’ interests with those of Merus and our shareholders.

The compensation committee allocated compensation among base salary, target annual performance-based incentive plan amounts and the grant date fair value of long-term incentives in the form of stock options. The values and allocations were determined by the compensation committee with reference to, and consistent with, the allocations among such elements at the peer group companies in the relevant geographic area.

Annual Performance-Based Incentive Plan

We maintain an annual performance-based incentive plan pursuant to which we may grant our employees, including our named executive officers, incentive cash bonuses based upon corporate and/or individual performance. We generally pay annual cash bonuses based upon the achievement of set corporate level and personal goals for the period. Achievement of the targets is measured following year-end and the actual bonus amounts paid to our named executive officers are determined by our board of directors, based on the recommendation of the compensation committee.

Each named executive officer has an annual target bonus that is expressed as a percentage of base salary. The 2019 target bonus amount for Dr. Sirulnik and Mr. Liu was 40% of their respective base salaries.

The corporate objectives for our 2019 performance-based incentive plan accounted for 70% of the bonus opportunity for Dr. Sirulnik and Mr. Liu and were generally related to certain operational and clinical corporate goals, including the advancement of lead pre-clinical and clinical candidates from the Company’s Biclonics® and TriclonicsTM technology platforms, identification and execution of business development activities, and achievement of certain general and administrative goals concerning increased intellectual property filings protecting the Company’s platforms and assets and bolstering the Company’s internal controls and financial reporting capabilities. Individual objectives are established annually and, in 2019, accounted for 30% of Dr. Sirulnik’s and Mr. Liu’s bonus opportunity. The 2019 individual objectives for Dr. Sirulnik generally related to the advancement of clinical candidates and for Mr. Liu generally related to the identification and execution of business development activities, assumption of additional financial responsibilities and certain general and administrative goals.

The actual amounts paid to our named executive officers under our performance-based incentive plan for 2019 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

Under the terms of his employment agreement, Dr. Lundberg will be eligible to receive an annual bonus targeted at 55% of his annual base salary.

EXECUTIVE AND DIRECTOR COMPENSATION

Long-Term Incentive Plan

We grant options to our named executive officers as the long-term incentive component of their compensation. Our options have an exercise price at least equal to the fair market value of a common share on the date of grant and typically vest as to 25% of the shares subject to the option on the first anniversary of the grant date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

From time to time our board of directors has also granted restricted share units as it determined appropriate to motivate particular employees. No restricted share units were granted to our named executive officers during 2019.

During 2019, the named executive officers were granted options as follows:

Named Executive Officer	Number of Shares subject to 2019 Options

Sven (Bill) Ante Lundberg, M.D.	17,000 (1)

Andres Sirulnik, M.D., Ph.D.	70,000 (2)

Hui Liu, Ph.D.	105,000 (3)

Ton Logtenberg, Ph.D.	180,000 (2)

(1) For 2019, Dr. Lundberg received long-term equity compensation under our Non-Executive Director Compensation Program. He was granted an option to purchase 17,000 shares that vested as to 33% of the shares on March 19, 2020 and in 24 substantially equal monthly installments thereafter.

(2) The options were granted in February 2019 and vested as to 25% of the shares on January 1, 2020 and in 36 substantially equal monthly installments thereafter.

(3) In February 2019, Mr. Liu was granted an option to purchase 70,000 shares, which option vests pursuant to the vesting schedule described in footnote 2. In July 2019, Mr. Liu was granted an option to purchase 35,000 shares, of which 20,000 shares subject to the option vest in 48 substantially equal monthly installments following the date of grant, and 15,000 shares subject to the option are eligible to vest in 48 substantially equal monthly installments following achievement of certain performance-based milestones.

In connection with his appointment as President, Chief Executive Officer and Principal Financial Officer, in January 2020 Dr. Lundberg was granted an option to purchase 414,917 common shares. This option vests as to 25% of the shares on January 1, 2021 and in 36 substantially equal monthly installments thereafter.

Retirement, Health, Welfare and Additional Benefits

We maintain a 401(k) retirement savings plan for our employees employed in the United States who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan in the United States on the same terms as other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to 3% of the employee’s contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

EXECUTIVE AND DIRECTOR COMPENSATION

During 2019, Mr. Logtenberg participated in a pension plan maintained for our employees in the Netherlands. The amounts contributed by us on behalf of Mr. Logtenberg for 2019 are set forth above in the Summary Compensation Table in the column entitled “All Other Compensation.”

Our named executive officers are eligible to participate in our employee benefit plans and programs, including health and welfare plans, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans and programs.

OUTSTANDING EQUITY AWARDS AT 2019 FINANCIAL YEAR END

The following table summarizes the number of common shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2019.

			Option Awards						Share Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#)	Market Value of Shares or Units of Shares That Have Not Vested ($)(1)

Sven (Bill) Ante Lundberg, M.D.	03/19/2019	(2)	—	17,000	—	12.54		3/19/2029	—	—

Andres Sirulnik, M.D., Ph.D.	10/26/2016	(3)	174,082	45,808	—	18.41		10/26/26	—	—

	01/01/2018	(3)	21,562	23,438	—	17.94		02/21/28	—	—

	01/01/2019	(3)	—	70,000	—	11.16		02/20/29	—	—

Hui Liu, Ph.D.	12/16/2015		98,085	—	—	7.96	(4)	12/16/23	—	—

	01/01/2017	(7)	—	—	—	—		—	7,562	106,473

	01/01/2017	(3)	62,091	23,065	—	21.11		01/01/27	—	—

	01/01/2018	(3)	13,895	15,105	—	17.94		02/21/28	—	—

	01/01/2018	(3)	6,708	7,292	—	18.25		04/04/28	—	—

	01/01/2019	(3)	—	70,000	—	11.16		02/20/29	—	—

	07/01/2019	(5)	2,085	17,915	—	15.77		07/30/29	—	—

	—	(9)	—	—	15,000	15.77		07/30/29	—	—

Ton Logtenberg, Ph.D. (8)	01/26/2015		77,460	—	—	2.16	(6)	3/16/2023	—	—

	08/21/2015		244,586	—	—	7.96	(4)	10/30/2023	—	—

	01/01/2017	(7)	—	—	—	—		—	33,514	471,877

	01/01/2017	(3)	275,098	102,173	—	21.11		01/01/2027	—	—

	01/01/2018	(3)	61,813	67,187	—	17.94		02/21/2028	—	—

	01/01/2019	(3)	—	180,000	—	11.16		02/20/2029	—	—

(1)         Based on the per share closing price of $14.08 on December 31, 2019.

(2)         The option vested as to 33% of the shares subject to the option on the first anniversary of the vesting commencement date and in 24 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

EXECUTIVE AND DIRECTOR COMPENSATION

(3)         The options vested as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and in 36 substantially equal monthly installments thereafter, subject to the holder’s continued service and potential accelerated vesting in certain circumstances as described below under “Employment and Separation Agreements.”

(4)         The option was granted with an exercise price of €7.20 per share and was converted to U.S. dollars based on the conversion rate in effect on the date of grant.

(5)         The option vests in 48 substantially equal monthly installments following the vesting commencement date, subject to the holder’s continued service.

(6)         The option was granted with an exercise price of €1.93 per share and was converted to U.S. dollars based on the conversion rate in effect on the date of grant.

(7)         The unvested portion of the restricted share units vests in substantially equal monthly installments until the fourth anniversary of the vesting commencement date.

(8)         Pursuant to a settlement agreement entered into in connection with his resignation in December 2019, Mr. Logtenberg’s outstanding and unvested equity awards will remain eligible to vest until June 30, 2021 and the post-termination exercise period of his options was extended until December 31, 2021.

(9)         Subject to the holder’s continued service, the option vests in 48 substantially equal monthly installments following achievement of performance milestones generally related to certain operational metrics and the Company’s reporting obligations.

EMPLOYMENT AND SEPARATION AGREEMENTS

We have entered into employment agreements with each of our named executive officers. The agreements entitle our named executive officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings “Base Salaries” and “Annual Performance-Based Incentive Plan.” We also entered into a settlement agreement with Mr. Logtenberg in connection with his resignation in December 2019. Certain key terms of these agreements are described below.

Employment Agreement with Dr. Lundberg

In December 2019, Merus US, Inc. entered into an employment agreement with Dr. Lundberg. Pursuant to the employment agreement, Dr. Lundberg was paid a signing bonus of $25,000 in January 2020.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive (i) base salary continuation payments for 12 months; (ii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months; and (iii) if such termination occurs on or prior to December 31, 2020, accelerated vesting of any portion of his time-based equity awards that is scheduled to vest within 12 months following the date of such termination.

If Dr. Lundberg’s employment is terminated by Merus US, Inc. without cause or due to Dr. Lundberg’s resignation for good reason, in either case, within 12 months following a change in control, then subject to his executing a general release of claims and continuing compliance with a proprietary information agreement, Dr. Lundberg will be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to 18 months of his base salary and his target annual bonus; (ii) direct payment of or reimbursement for

EXECUTIVE AND DIRECTOR COMPENSATION

continued medical, dental or vision coverage pursuant to COBRA for up to 18 months; and (iii) if such termination occurs after December 31, 2020, accelerated vesting of any portion of his time-based equity awards that is unvested as of the date of such termination.

The proprietary information agreement and the release of claims contain restrictive covenants which restrict Dr. Lundberg’s ability to compete with the Company for a period of 12 months following his termination of employment or solicit the Company’s employees, consultants, independent contractors, customers or suppliers for a period of 12 months following termination, subject to Merus US, Inc.’s obligation to pay Dr. Lundberg 50% of his highest annualized base salary for the two year period prior to his termination (or the severance described above) if Merus US, Inc. decides to enforce the non-competition restriction.

Employment Agreements with Dr. Sirulnik and Mr. Liu

If Dr. Sirulnik’s or Mr. Liu’s employment is terminated by Merus US, Inc. without cause or due to the executive’s resignation for good reason, then subject to the executive executing a general release of claims and continuing compliance with a proprietary information agreement, the executive will be entitled to receive base salary continuation payments for 6 months. In addition, Dr. Sirulnik would be entitled to receive (x) payment for any earned but unpaid annual bonus for a completed bonus year and (y) potential accelerated vesting of any portion of the option award granted to him in 2016 that is unvested as of the date of his termination.

If Dr. Sirulnik’s or Mr. Liu’s employment is terminated by Merus US, Inc. without cause or due to the executive’s resignation for good reason, in either case, within 12 months following a change in control, then subject to the executive executing a general release of claims and continuing compliance with a proprietary information agreement, the executive will be entitled to receive, in lieu of the severance payments and benefits described above, (i) a lump sum payment equal to six months of his base salary and 50% of his target annual bonus; and (ii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to nine months. In addition, Dr. Sirulnik would be entitled to receive (x) payment for any earned but unpaid annual bonus for a completed bonus year and (y) accelerated vesting of his outstanding equity awards granted prior to the change in control; provided, that any performance-based equity awards would only vest if the applicable performance goals are achieved.

On April 7, 2020, Dr. Sirulnik notified the Company of his decision to resign as Executive Vice President and Chief Medical Officer, effective April 24, 2020.

Settlement Agreement with Mr. Logtenberg

On December 16, 2019, the Company entered into a settlement agreement with Mr. Logtenberg, pursuant to which Mr. Logtenberg agreed to resign as statutory director and President, Chief Executive Officer and Principal Financial Officer of the Company and as president and director of Merus US, Inc. and separated from employment with the Company, effective as of December 31, 2019.

Mr. Logtenberg is subject to a 12 month non-competition and 18 month non-solicitation restriction and has agreed to provide consulting services to the Company until the end of 2020. Pursuant to the settlement agreement, Mr. Logtenberg received a cash payment of $1,048,196, which includes 18 months of his annual base salary ($770,732) and his target annual cash bonus for 2019 ($277,464). On January 1, 2020, Mr. Logtenberg was granted restricted share units covering 30,000 common shares that vest ratably over 18 months beginning on January 1, 2020. In addition, subject to Mr. Logtenberg’s continued compliance with the terms and conditions of the settlement agreement, and the Company’s proprietary information agreement, Mr. Logtenberg’s outstanding and unvested equity awards will remain eligible to vest until June 30, 2021 and the post-termination exercise period of his options was extended until December 31, 2021.

EXECUTIVE AND DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

We maintain a compensation program for our non-executive directors, the Non-Executive Director Compensation Program, under which each non-executive director was eligible to receive the following amounts for their services on our board of directors during 2019:

•

Upon the director’s initial appointment to our board of directors, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $212,180, subject to a maximum of 17,000 shares during 2019;

•

If the director has served on our board of directors for at least six months as of the date of an annual meeting of shareholders, and will continue to serve as a non-executive director immediately following such meeting, an option to purchase the number of common shares of the Company having an aggregate grant date fair value of $106,090, subject to a maximum of 8,500 shares during 2019;

•	An annual cash retainer of $37,132;

•	If the director serves on a committee of our board of directors or in the other capacities stated below, an additional annual cash retainer as follows:

○	Chairman of the Board, $51,500;

○	Chairman of the audit committee, $15,914;

○	Audit committee member other than the chairman, $7,957;

○	Chairman of the compensation committee, $13,390;

○	Compensation committee member other than the chairman, $5,305;

○	Chairman of the nomination and corporate governance committee, $13,390;

○	Nomination and corporate governance committee member other than the chairman, $3,979;

○	Chairman of the research and development committee, $13,390; and

○	Research and development committee member other than the chairman, $5,305.

Retainers under the program are payable in arrears in four equal quarterly installments within 15 days following the end of each calendar quarter, provided, that the amount of each payment is prorated for any portion of a quarter that a board member is not serving on our board of directors. The program further provides for an automatic increase of the annual retainers on the first day of each calendar year by an amount equal to 3% of the value of such annual retainer in effect as of the end of the immediately preceding calendar year. The amounts described above for 2019 give effect to this annual increase.

Options granted to our board members under the program have an exercise price equal to the fair market value of our common shares on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial appointment vest as to 33% of the shares subject to the award on the first anniversary of the date of grant and in 24 substantially equal monthly installments thereafter. The options granted annually to directors vest in 12 substantially equal monthly installments following the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control. The grant date fair value of each initial

EXECUTIVE AND DIRECTOR COMPENSATION

award and annual award is, subject to approval by our board of directors, increased on the first day of each calendar year by an amount equal to 3% of the grant date fair value in effect as of the immediately preceding calendar year; provided that, during 2019 the number of shares awarded pursuant to an initial award was limited to 17,000 common shares and an annual award was limited to 8,500 common shares, in each case, subject to adjustment as provided in our 2016 Incentive Award Plan. Our board of directors approved such 3% increase for 2019, and the amounts described above for 2019 give effect to this annual increase.

Each board member is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which he or she serves. The board of directors may appoint observers to the board of directors, pending their formal appointment as a board member, in which case, unless the board of directors decides otherwise, the date service as an observer commences shall be considered the effective date of commencing service as a board member for purposes of the Non-Executive Director Compensation Program.

Following Dr. Lundberg’s appointment as our President, Chief Executive Officer and Principal Financial Officer, he receives no additional compensation for his service on our board of directors. The compensation earned by Dr. Lundberg for his service as a director during 2019 is fully reflected in the 2019 Summary Compensation Table above.

2019 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation earned by our non-executive directors for their service on our board of directors during 2019:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

Mark Iwicki	54,500	68,765	123,265

Russell G. Greig, Ph.D.	107,328	68,765	176,093

Len Kanavy	46,829	68,765	115,594

John de Koning, Ph.D.	49,978	68,765	118,743

Anand Mehra, M.D.	52,360	68,765	121,125

Gregory D. Perry	58,348	68,765	127,113

Victor Sandor, M.D.C.M.	46,075	148,920	194,995

(1)    Amounts reflect the full grant-date fair value of options granted during 2019 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the financial year ended December 31, 2019, originally filed with the SEC on March 16, 2020.

EXECUTIVE AND DIRECTOR COMPENSATION

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2019 by each non-employee director who was serving as of December 31, 2019. None of our non-executive directors held unvested share awards in the Company as of such date.

Name	Options Outstanding at Financial Year End

Mark Iwicki	92,709

Russell G. Greig, Ph.D.	18,466

Len Kanavy	30,318

John de Koning, Ph.D.	36,133

Anand Mehra, M.D.	36,133

Gregory D. Perry	36,133

Victor Sandor, M.D.C.M.	17,000

Security Ownership of Certain Beneficial Owners and Management

COMMON SHARES

The following table sets forth information with respect to the beneficial ownership of our common shares, as of April 7, 2020, by:

•	each person or group of affiliated persons known by us to beneficially own more than 5% of common shares;

•	each of our named executive officers, directors and director nominee; and

•	all of our executive officers, directors and director nominee as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 29,013,477 common shares outstanding as of April 7, 2020. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, common shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of April 7, 2020 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed shareholders is c/o Merus N.V., Yalelaan 62, 3584 CM Utrecht, the Netherlands. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares beneficially owned
Name of beneficial owner	Number	Percent

5% or greater shareholders:

BVF (1)	3,532,346	12.2%

Incyte Corporation (2)	3,200,000	11.0%

Bay City Capital Coöperatief U.A. (3)	2,113,574	7.3%

Baker Brothers Life Sciences L.P. (4)	2,037,469	7.0%

Sofinnova Venture Partners IX, L.P. (5)	1,961,039	6.8%

EcoR1 Capital, LLC (6)	1,718,200	5.9%

Medicxi Growth I LP (7)	1,600,000	5.5%

Named Executive Officers, Directors and Director Nominee:

Sven (Bill) Ante Lundberg, M.D. (8)	44,054	*

Ton Logtenberg, Ph.D. (9)	1,182,151	4.0%

Andres Sirulnik, M.D., Ph.D. (10)	248,965	*

Hui Liu, Ph.D. (11)	280,623	1.0%

Russell G. Greig, Ph.D. (12)	13,861	*

Mark Iwicki (13)	92,000	*

Len Kanavy (14)	28,029	*

John de Koning, Ph.D. (15)	35,424	*

Anand Mehra, M.D. (16)	35,424	*

Gregory D. Perry (17)	35,424	*

Paolo Pucci	-	-

Victor Sandor, M.D.C.M. (18)	7,508	*

All directors and executive officers as group (16 persons) (19)	2,587,479	8.3%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

*	Indicates beneficial ownership of less than 1% of the total outstanding common shares.

(1)

Consists of (a) 1,804,105 shares held directly by Biotechnology Value Fund, L.P. (“BVF”), (b) 1,386,889 shares held directly by Biotechnology Value Fund II, L.P. (“BVF2”), (c) 244,303 shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and (d) 97,049 shares held in a certain account managed by BVF Partners L.P. (“Partners”) (the “Partners Managed Account”). BVF I GP LLC (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. The beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2020 and Forms 4 filed with the SEC on January 15, 2020 and January 21, 2020. The address for BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery Street, 40th Floor, San Francisco, CA 94104. The address for Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(2)	The address of Incyte Corporation is 1801 Augustine Cut-off, Wilmington, Delaware 19803.

(3)

Consists of (a) 2,062,025 common shares held directly by Bay City Capital Fund V, L.P. (“Fund V”), (b) 39,295 common shares held by Bay City Capital Fund V Co-Investment Fund, L.P. (“Fund V-SBS”), which are the two sole investors in Bay City Capital Coöperatief U.A., and (c) 12,254 common shares held directly by Bay City Capital LLC (“BCC”). Bay City Capital Management V LLC (“BCCM V”) is the general partner of Fund V and Fund V-SBS. BCC is the adviser and manager of BCCM V. BCCM V and BCC represent Fund V and Fund V-SBS, respectively. Thus, BCCM V and BCC share voting and investment power over the shares held by each of Fund V and Fund V-SBS. Lionel Carnot, Fred Craves, Carl Goldfischer, Dayton Misfeldt and Rob Hopfner are the managing directors of BCC. As such, each of these individuals may be deemed to share voting and investment power over these entities, and they disclaim beneficial ownership of all shares except to the extent of any pecuniary interest therein. Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on November 28, 2018. The address for BCC, Fund V, Fund V-SBS and BCCM V is De Boelelaan 7, 1083 HJ Amsterdam, Netherland.

(4)

Consists of (a) 1,858,777 common shares held directly by Baker Brothers Life Sciences, L.P. (“Life Sciences”) and (b) 178,692 common shares held by 667, L.P. (“667”, and together with Life Sciences, the “Funds”). Pursuant to management agreements among Baker Bros. Advisors LP (the “Adviser”), the Funds and their respective general partners, the Funds’ respective general partners relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds, and thus the Adviser has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. Baker Bros. Advisors (GP) LLC (the “Adviser GP”), Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of the common shares directly held by the Funds. Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2020. The address for the Adviser, the Adviser GP, Felix J. Baker and Julian C. Baker is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(5)

Consists of 1,961,039 common shares held directly by Sofinnova Venture Partners IX, L.P. (“Sofinnova VP”). Sofinnova Management IX, L.L.C. (“Sofinnova Management”) is the general partner of Sofinnova VP and Michael Powell and James Healy are the managing members of Sofinnova Management. Sofinnova Management, Michael Powell and James Healy may be deemed to have shared voting and dispositive power over the shares owned by Sofinnova VP. Such entities and individuals disclaim beneficial ownership over all shares except to the extent of any pecuniary interest therein. Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on September 27, 2017 and information known to us. The address for Sofinnova VP and Sofinnova Management is 3000 Sand Hill Road, Building 4, Suite 250, Menlo Park, California 94025.

(6)

The common shares are held directly by EcoR1 Capital, LLC (“Ecor1”). EcoR1 is the general partner and investment adviser of investment funds. Oleg Nodelman is the control person of EcoR1. Each of Ecor1 and Mr. Nodelman disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The beneficial ownership information presented is based on a Schedule 13G filed with the SEC on February 14, 2020. The address for Ecor1 and Mr. Nodelman is 357 Tehama Street #3, San Francisco, CA 94103.

(7)

Consists of (a) 1,562,872 common shares held directly by Medicxi Growth I LP (“Growth I”) and (b) 37,128 common shares held directly by Medicxi Growth Co-Invest I LP (“Growth Co-Invest I”). Medicxi Growth I GP Limited (“Growth I GP”) is the general partner

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

of Growth I and Growth Co-Invest I and may be deemed to beneficially own the common shares held by Growth I and the Growth Co-Invest I. Medicxi Ventures Management (Jersey) Limited (“Manager”) has been appointed by Growth I GP as manager of Growth I and Growth Co-Invest I and may be deemed to beneficially own the common shares held by Growth I and Growth Co-Invest I. Beneficial ownership information is based on a Schedule 13G filed with the SEC on November 8, 2019. The address for Growth I, Growth Co-Invest I, Growth I GP and Manager is Nick McHardy c/o Intertrust Fund Services (Jersey) Limited, 44 Esplanade, St. Helier, Jersey JE4 9WG.

(8)	Consists of (a) 37,495 common shares and (b) 6,559 options to purchase common shares that are exercisable within 60 days following April 7, 2020.

(9)

Consists of (a) 160,814 common shares held by BioPhrase, B.V., Mr. Logtenberg’s personal holding company, (b) 297,003 common shares held by Mr. Logtenberg, (c) 716,600 options to purchase common shares held by Mr. Logtenberg that are exercisable within 60 days following April 7, 2020, and (d) 7,734 restricted share units held by Mr. Logtenberg that are exercisable within 60 days following April 7, 2020.

(10)	Consists of 248,965 options to purchase common shares held by Dr. Sirulnik, including options that are exercisable within 60 days following April 7, 2020.

(11)

Consists of (a) 52,697 common shares, (b) 226,180 options to purchase common shares that are exercisable within 60 days following April 7, 2020, and (c) 1,746 restricted share units that are exercisable within 60 days following April 7, 2020.

(12)	Consists of 13,861 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(13)	Consists of 92,000 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(14)	Consists of 28,029 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(15)	Consists of 35,424 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(16)	Consists of 35,424 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(17)	Consists of 35,424 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(18)	Consists of 7,508 options to purchase common shares that are or will be exercisable within 60 days following April 7, 2020.

(19)

Consists of (a) 666,018 common shares, (b) 1,901,191 options to purchase common shares that are exercisable within 60 days following April 7, 2020, and (c) 11,270 restricted share units that are exercisable within 60 days following April 7, 2020.

Certain Relationships

In addition to the transactions, arrangements and relationships discussed elsewhere in this Proxy Statement, the following are certain transactions, arrangements and relationships with persons who are, or were during the period beginning January 1, 2018, our directors, executive officers or shareholders owning 5% or more of our outstanding common shares.

COLLABORATION AGREEMENT WITH INCYTE

We entered into a collaboration and license agreement (the “Collaboration Agreement”) with Incyte. Under the terms of the Collaboration Agreement, we and Incyte agreed to collaborate with respect to the research, discovery and development of bispecific or monospecific antibodies utilizing our proprietary Biclonics® technology platform. The collaboration encompasses up to 11 independent programs, including some of our then current preclinical immuno-oncology discovery programs. For one of the then current preclinical programs referred to as Program 1, we retain the exclusive right to develop and commercialize products and product candidates in the United States, while Incyte has the exclusive right to develop and commercialize products and product candidates arising from such program outside the United States. For Program 1, later designated as MCLA-145, we and Incyte will conduct and share equally the costs of mutually agreed global development activities and we and Incyte will be solely responsible for independent development activities in our respective territories. We have the option to co-fund development of products, if any, arising from one specified program, and subject to certain conditions, to a second specified program, in each case in exchange for a share of profits in the United States, as well as the right to participate in a specified proportion of detailing activities in the United States for one of such programs. If we exercise our co-funding option for a program, we would be responsible for funding 35% of the associated future global development costs and, for certain of such programs, would be responsible for reimbursing Incyte for certain development costs incurred prior to the option exercise. All products as to which we have exercised our option to co-fund development, if any, would be subject to joint development plans and overseen by a joint development committee, with Incyte having final determination as to such plans in cases of dispute.

For each program other than MCLA-145, where we have not elected to co-fund development or where we do not have such a co-funding option, Incyte is solely responsible for all costs of global development and commercialization activities. We retain the rights to our Biclonics® technology platform as well as clinical and pre-clinical candidates and future programs emerging from our platform that are outside the scope of the Collaboration Agreement.

In January 2017, upon the Collaboration Agreement becoming effective, Incyte made an upfront non-refundable payment to us of $120 million for the rights granted under the Collaboration Agreement. For each program as to which we do not have commercialization or co-development rights, we are eligible to receive up to $100 million in future contingent development and regulatory milestones and up to $250 million in commercialization milestones, as well as tiered royalties ranging from 6% to 10% of global net sales. For each program as to which we have exercised our option to co-fund development, we are eligible to receive a 50% share of profits (or sustain 50% of any losses) in the United States and tiered royalties ranging from 6% to 10% of net sales of products outside of the United States, if any. If we opt to cease co-funding a program as to which we exercised our co-development option, then we will no longer receive a share of profits in the United States, but will be eligible to receive the same milestones from the co-funding termination date and the same tiered royalties described above with respect to non-co-developed programs and, depending on the stage at which we choose to cease co-funding development costs, additional royalties ranging up to 4% of net sales in the United States. For MCLA-145, for which we retain all commercial rights in the United States, we and Incyte are each eligible to receive tiered royalties on net sales, if any, in the other’s territory at rates ranging from 6% to 10%.

CERTAIN RELATIONSHIPS

The Collaboration Agreement will continue on a program-by-program basis until neither party has any royalty payment obligations with respect to such program or, if earlier, the termination of the Collaboration Agreement or any program in accordance with the terms of the Collaboration Agreement. The Collaboration Agreement may be terminated in its entirety, or on a program-by-program basis, by Incyte for convenience. The Collaboration Agreement may also be terminated by either party under certain other circumstances, including material breach, or on a program-by-program basis for patent challenges of patents under the applicable program, in each case as set forth in the Collaboration Agreement. If the Collaboration Agreement is terminated in its entirety or with respect to one or more programs, all rights in the terminated programs revert to us, subject to payment to Incyte of a reverse royalty of up to 4% on sales of future products, if we elect to pursue and are successful in development and commercialization of products arising from the terminated programs.

2019 FOLLOW-ON OFFERING

In November 2019, we completed an underwritten follow-on public offering in which we sold 5,462,500 common shares, including 715,500 common shares pursuant to the underwriters’ option to purchase additional shares, at a public offering price of $14.50 per share and received net proceeds of $74.0 million, after deducting underwriting discounts and commissions and offering expenses. The following table sets forth the number of common shares purchased in the offering by holders of more than 5% of our common shares:

Name (1)	Shares of Common Stock Purchased	Total Purchase Price

Baker Brothers Life Sciences L.P	850,000	$12,325,000

Medicxi Ventures	1,600,000	23,200,000

(1)         Additional details regarding these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

2018 PRIVATE PLACEMENT OF COMMON SHARES

On February 13, 2018, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors pursuant to which we sold 3,099,997 common shares to such investors in a private placement at a price per share of $18.00, for aggregate gross proceeds of approximately $55.8 million. The following table sets forth the number of common shares purchased in the offering by holders of more than 5% of our common shares:

Name (1)	Shares of Common Stock Purchased	Total Purchase Price

BVF	2,124,443	$38,239,974

Sofinnova Venture Partners IX, L.P.	222,222	3,999,996

(1)         Additional details regarding these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

In connection with the Purchase Agreement, we entered into a registration rights agreement with the investors. Pursuant to the registration rights agreement, we agreed to register the resale of the shares sold in the private placement with the SEC. Under the registration rights agreement, we are obligated to maintain the effectiveness of the registration of the shares until such time as the investors no longer hold shares that we are obligated to register under the terms of the registration rights agreement.

CERTAIN RELATIONSHIPS

REGISTRATION RIGHTS

Registration Rights Agreement with Incyte

In connection with the Collaboration Agreement, we entered into a Share Subscription Agreement (the “Subscription Agreement”) with Incyte pursuant to which we agreed to register the common shares held by Incyte. We also agreed to use our reasonable best efforts to keep the registration statement effective until the earlier of (a) all of the common shares held by Incyte having been sold pursuant to an effective registration statement or in compliance with Rule 144 promulgated under the Securities Act, (b) at such time when the common shares held by Incyte could, in the opinion of counsel satisfactory to us, be sold by Incyte in a single transaction under the terms of the Subscription Agreement and the volume and manner of sale limitations under Rule 144 of the Securities Act, and (c) at such time as the registration statement registering the common shares has been effective for 42 months following the expiration of the lock-up period of the common shares, which occurred in July 2018, as specified in the Subscription Agreement.

Registration Rights Agreement with Certain Investors and Executive Officers

In May 2016, we entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of our shareholders, including certain holders of 5% or more of our common shares and certain executive officers, pursuant to which such shareholders are entitled to the following rights with respect to the registration of their common shares (the “registrable securities”) for public resale under the Securities Act. The registration of common shares as a result of the following rights being exercised would enable their holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.

Demand Registration Rights

If the holders of, at least, 30% of the registrable securities then outstanding request that we effect a registration with respect to all or part of their registrable securities, we may be required to register all or part of the registrable securities then outstanding. We are obligated to effect at most two registrations in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwriting, the managing underwriter of such offering has the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.

Piggyback Registration Rights

If we propose to register any of our common shares under the Securities Act, subject to certain exceptions, the holders of registrable securities are entitled to notice of the registration and to include their registrable securities in the registration. If our proposed registration involves an underwriting, the managing underwriter of such offering has the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.

Form S-3 Registration Rights

If the holders of our registrable securities then outstanding request that we effect a registration of some or all of their registrable securities and we are entitled under the Securities Act to register our common shares on a registration statement on Form S-3, we are obligated to effect such registration. We are not obligated to effect a registration pursuant to these S-3 registration rights if (i) the expected aggregate net proceeds from the sale of the registrable securities for which registration is requested is equal to or less than $1.0 million or (ii) if, within a given 12-month period, we have already effected two registrations on Form S-3 for the holders of registrable securities.

CERTAIN RELATIONSHIPS

Expenses

Ordinarily, other than underwriting discounts and commissions, we are required to pay all expenses incurred by us related to any registration effected pursuant to the exercise of these registration rights. These expenses may include all registration and filing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of a counsel for the selling security holders and Blue Sky fees and expenses.

Termination of Registration Rights

The registration rights terminate upon the earlier of May 18, 2020, or, with respect to the registration rights of an individual holder, when the holder can sell all of such holder’s registrable securities in a three-month period without restriction under Rule 144 under the Securities Act.

INDEMNIFICATION AGREEMENTS

We have entered into agreements with our board of directors and our executive officers to indemnify them against expenses and liabilities to the fullest extent permitted by law. These agreements provide, subject to certain exceptions, for indemnification for related expenses including, among other expenses, attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees incurred by any of these individuals in any action or proceeding. In addition to such indemnification, we provide our board of directors and executive officers with directors’ and officers’ liability insurance.

Shareholders’ Proposals

Rule 14a-8 Proposals—Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2021 Annual General Meeting must submit the proposal to our Secretary at our offices at Yalelaan 62, 3584 CM Utrecht, the Netherlands in writing not later than February 4, 2021 unless the date of the 2021 Annual General Meeting is changed by more than 30 days from the date of the 2020 Annual General Meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Other Proposals—Shareholders intending to include a proposal on the agenda for the 2021 Annual General Meeting, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and Dutch law. Under Dutch law and our articles of association, only shareholders representing at least 3% of our issued share capital are authorized to make such a proposal, provided that they do so at least 60 days prior to our 2021 Annual General Meeting.

Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Anne Noordzij, Secretary, at Yalelaan 62, 3584 CM Utrecht, the Netherlands, for a copy of the relevant provisions of our articles of association regarding the requirements for making shareholder proposals.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

No business shall be voted on at the Annual General Meeting, except such items as included in the agenda for the Annual General Meeting.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual General Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Merus’ Annual Report on Form 10-K

A copy of Merus’ Annual Report on Form 10-K for the financial year ended December 31, 2019, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any shareholder of record as of the close of business on June 2, 2020 without charge upon written request addressed to:

Merus N.V.

Attention: Company Secretary

Yalelaan 62

3584 CM Utrecht

The Netherlands

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2019 at www.merus.nl.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR EMAILING THE SIGNED AND DATED PROXY CARD TO A.NOORDZIJ@MERUS.NL. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL GENERAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the board of directors

Anne Noordzij

Company Secretary

Utrecht, the Netherlands

May [    ], 2020

MERUS N.V. YALELAAN 62 3584 CM ULTRECHT NETHERLANDSInvestor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:59 p.m. Central European Summer Time on June 29, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 4:59 p.m. Central European Summer Time on June 29, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY EMAIL Mark, sign and date your proxy card and return it via email to A.Noordzij@merus.nl by 4:59 p.m. Central European Summer Time on June 29, 2020. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # a0000000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 0000469403_1 R1.0.1.18 The Board of Directors recommends you vote FOR the following proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9: For Against Abstain 1. Adoption of Merus N.V.’s Dutch statutory annual accounts in the English language for the financial year 2019. 2. Appointment of KPMG Accountants N.V. as Merus N.V.’s external auditor for the financial year 2020 for purposes of Dutch law. 3. Release of each member of Merus N.V.’s board of directors from liability for the exercise of their duties during the financial year 2019. 4. Re-appointment of Mark Iwicki as non-executive director of Merus N.V. 5. Re-appointment of Gregory D. Perry as non-executive director of Merus N.V. 6. Appointment of Paolo Pucci as non-executive director of Merus N.V. 7. Approval of the amendment of the terms applicable to options granted under Merus N.V.’s 2010 employee option plan to remove the pre-defined windows during which such options may be exercised. 8. Granting authorization to acquire shares (or depository receipts for such shares) in Merus N.V.’s capital. 9. Approval of the amendment of Merus N.V.s Non-Executive Director Compensation Program to remove the limit on the number of shares that may be awarded to a non-executive director for initial and annual awards under Merus N.V.’s Non-Executive Director Compensation Program. Yes No Please indicate if you plan to attend this meeting NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted in accordance with the discretion of the attorneys and proxies appointed hereby. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # 02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com0000469403_2 R1.0.1.18 PROXY ANNUAL GENERAL MEETING OF SHAREHOLDERS JUNE 30, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERUS N.V. The undersigned hereby appoints each member of Merus N.V.’s board of directors as well as Paul van der Bijl, civil law notary, and Koen Biesma and Sanne Mesu, deputy civil law notaries, working with NautaDutilh N.V., Merus N.V.’s Dutch legal counsel, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Merus N.V. which the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Merus N.V. to be held at the offices of NautaDutilh N.V. (address: Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands) on June 30, 2020 at 2:00 p.m. Central European Summer Time or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting of Shareholders. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual General Meeting of Shareholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual General Meeting of Shareholders or any adjournment, continuation or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 AND 9, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side